UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

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BAKER HUGHES INCORPORATED
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BAKER HUGHES INCORPORATED
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 14, 2015
To the Stockholders of Baker Hughes Incorporated:

The Annual Meeting of the Stockholders of Baker Hughes Incorporated (the “Company,” “Baker Hughes,” “we,” “us” or “our”) will be held in the Wortham Meeting Room #2 located at 2727 Allen Parkway, Houston, Texas on Thursday, May 14, 2015, at 8:00 a.m., Houston, Texas Time, for the purpose of considering and voting on:

1.	The election of directors;

2.	An advisory vote related to the Company's executive compensation program;

3.	The ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2015;

4.	Such other business as may properly come before the meeting and any reconvened meeting after an adjournment thereof.

The Board of Directors has fixed March 18, 2015 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at the meeting and any reconvened meeting after an adjournment thereof, and only holders of Common Stock of the Company of record at the close of business on that date will be entitled to notice of, and to vote at the meeting and any reconvened meeting after an adjournment.

You are invited to attend the meeting in person. Whether or not you plan to attend in person, we urge you to promptly vote your shares by telephone, by the Internet or, if this Proxy Statement was mailed to you, by completing, signing, dating and returning it as soon as possible in the enclosed postage prepaid envelope in order that your vote may be cast at the Annual Meeting. You may revoke your proxy any time prior to its exercise, and you may attend the meeting and vote in person, even if you have previously returned your proxy.

By order of the Board of Directors,
M. Lee Whitley
Vice President and Corporate Secretary

Houston, Texas
April 2, 2015

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE (i) VOTE YOUR SHARES BY TELEPHONE OR THE INTERNET, OR (ii) IF YOU RECEIVED A PAPER COPY, THEN SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

PROXY STATEMENT

Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Baker Hughes Incorporated, a Delaware corporation, to be voted at the Annual Meeting of Stockholders scheduled to be held on Thursday, May 14, 2015 and at any and all reconvened meetings after adjournments thereof.

Information About the Notice of Internet Availability of Proxy Materials

In accordance with rules and regulations of the Securities and Exchange Commission (the “SEC”), we now furnish to our stockholders proxy materials, including our Annual Report to Stockholders, on the Internet. On or about April 2, 2015, we will send electronically an annual meeting package personalized with profile and voting information (“Electronic Delivery”) to those stockholders that have previously signed up to receive their proxy materials via the Internet. On or about April 2, 2015, we will begin mailing a Notice of Internet Availability of proxy materials (the “E-Proxy Notice”) to those stockholders that previously have not signed up to receive their proxy materials on the Internet. If you received the E-Proxy Notice by mail, you will not automatically receive a printed copy of the proxy materials or the Annual Report to Stockholders. If you received the E-Proxy Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the E-Proxy Notice.

Stockholders may sign up to receive future proxy materials and other stockholder communications electronically instead of by mail. In order to receive the communications electronically, you must have an e-mail account, access to the Internet through an Internet service provider and a web browser that supports secure connections. Visit www.proxyvote.com for additional information regarding electronic delivery enrollment.

Stockholder of Record; Shares Registered in Your Name

If on March 18, 2015 (the "record date"), your shares were registered directly in your name with our transfer agent, Computershare Shareowner Services LLC, you are considered a stockholder of record with respect to those shares, and we sent the proxy materials directly to you. You may vote by proxy over the Internet at the following Internet address: www.proxyvote.com, or if you properly request and receive a proxy card by mail or email, or over the phone by calling Broadridge Financial Solutions ("Broadridge") at 1-800-690-6903. Proxies submitted through Broadridge by the Internet or telephone must be received by 11:59 p.m. Eastern time (10:59 p.m. Central time) on May 13, 2015. The giving of a proxy will not affect your right to vote in person if you decide to attend the meeting.

Beneficial Owner; Shares Registered in the Name of the Broker, Bank or Other Agent

If on March 18, 2015, your shares were held in "street name" in an account at a brokerage firm, bank or other nominee holder, then you are considered the beneficial owner of the shares and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct the organization on how to vote the shares held in your account. You may direct the vote of these shares by the Internet or telephone by following the instructions on the voting form enclosed with the proxy from the bank or brokerage firm. Votes directed by the Internet or telephone through such a program must be received by Broadridge by 11:59 p.m. Eastern time (10:59 p.m. Central time) on May 13, 2015. Directing the voting of your shares will not affect your right to vote in person if you decide to attend the meeting; however, you must first request a legal proxy from your broker either on the Internet or use the voting form that accompanies this Proxy Statement. Requesting a legal proxy prior to the deadlines described above will automatically cancel any voting directions you have previously given by the Internet or by telephone with respect to your shares.

Voting

Shares for which proxies have been executed will be voted as specified in the proxies. If no specification is made, the shares will be voted FOR the election of nominees listed herein as directors, FOR the advisory vote related to the Company's executive compensation program and FOR the ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2015. If any additional matter should be presented properly at the Annual Meeting of Stockholders, it is intended that the enclosed proxy will be voted in accordance with the discretion of the persons named in the proxy.

Proxies may be revoked at any time prior to the exercise thereof by filing with the Company's Corporate Secretary, at the Company's executive offices, a written revocation or a duly executed proxy bearing a later date. The executive offices of the Company are located at 2929 Allen Parkway, Suite 2100, Houston, Texas 77019. For a period of at least ten days prior to the Annual Meeting of Stockholders, a complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection during ordinary business hours at the Company's executive offices by stockholders of record for proper purposes.

Solicitation of Proxies

The Company will bear the cost of any solicitation of proxies, whether by Internet or mail. In addition to solicitation, certain of the directors, officers and regular employees of the Company may, without extra compensation, solicit proxies by telephone, facsimile and personal interview. The Company has retained D.F. King & Co., Inc. to assist in the solicitation of proxies from stockholders of the Company for an anticipated fee of $8,500, plus out-of-pocket expenses.

Attendance

Only stockholders of record or beneficial owners of the Company's Common Stock may attend the meeting in person. If you are a stockholder of record, you may be asked to present proof of identification, such as a driver's license. Beneficial owners must also present evidence of share ownership, such as a recent brokerage account or bank statement. All attendees must comply with our standing rules, which will be distributed upon entrance to the Annual Stockholder Meeting. Even if you plan to attend the Annual Stockholder Meeting, we recommend that you also vote by proxy as described in this proxy statement so that your vote will be counted if you later decide not to attend the Annual Stockholder Meeting.

Householding

We will only deliver one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to: Baker Hughes Incorporated, Attn: Corporate Secretary, 2929 Allen Parkway, Suite 2100, Houston, Texas 77019, +1 (713) 439-8600. Stockholders may also address future requests for separate delivery of the Proxy Statement by contacting us at the address listed above.

Pending Merger with Halliburton Company

On November 16, 2014, Baker Hughes and Halliburton Company (“Halliburton”) entered into a definitive agreement and plan of merger under which Halliburton will acquire all the outstanding shares of Baker Hughes in a stock and cash transaction. On March 27, 2015, the agreement and plan of merger was approved by the stockholders of Baker Hughes and the issuance of shares of Halliburton common stock was adopted by the stockholders of Halliburton. The transaction is subject to regulatory approvals and the satisfaction of other customary conditions. The transaction is expected to close late in the second half of 2015. However, Baker Hughes cannot predict with certainty when, or if, the pending merger will be completed because completion of the transaction is subject to conditions beyond the control of Baker Hughes.

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to be Held on May 14, 2015
This Proxy Statement and the Annual Report and the means to vote by Internet are available on the Internet at www.proxyvote.com.

Voting Securities

The securities of the Company entitled to vote at the Annual Meeting consist of shares of its Common Stock, par value $1.00 per share (“Common Stock”), of which 434,564,410 shares were issued and outstanding at the close of business on March 18, 2015. Only stockholders that hold shares at the close of business on the record date will be entitled to vote at the meeting. Each share of Common Stock entitles the holder thereof to one vote on each matter to be considered at the meeting. The presence in person or by proxy of the holders of a majority of our Common Stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum to transact business at the Annual Meeting.

Assuming a quorum is present at the Annual Meeting, either in person or represented by proxy, the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required for the approval of the advisory vote related to the Company's executive compensation program and for the approval of the ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2015. The affirmative vote of the majority of votes cast with respect to the election of each director is required for the approval of such director. There will be no cumulative voting in the election of directors.

Brokers, banks or other nominees that hold shares of Common Stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion if permitted by the stock exchange or other organization of which they are members. Brokers, banks and other nominees are permitted to vote the beneficial owner's proxy in their own discretion as to certain “routine” proposals under the rules of the New York Stock Exchange (the "NYSE Rules") when they have not received instructions from the beneficial owners, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2015. If a broker, bank or other nominee votes such “uninstructed” shares for or against a “routine” proposal, those shares will be counted towards determining whether or not a quorum is present and are considered entitled to vote on the “routine” proposals. However, where a proposal is not “routine,” a broker, bank or other nominee is not permitted to exercise its voting discretion on that proposal without specific instructions from the beneficial owner. These non-voted shares are referred to as “broker non-votes” when the nominee has voted on other non-routine matters with authorization or voted on routine matters. These shares will be counted towards determining whether or not a quorum is present, but will not be considered entitled to vote on the “non-routine” proposals such as Proposal 1 (the election of directors) and Proposal 2 (the advisory vote related to the Company's executive compensation program).

Broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained. Abstentions, on the other hand, have the same effect as votes against the matter, although abstentions will have no effect on the election of directors.

The following table sets forth information about the holders of the Common Stock known to the Company on March 18, 2015 to own beneficially 5% or more of the Common Stock, based on filings by the holders with the SEC. For purposes of this Proxy Statement, beneficial ownership of securities is defined in accordance with the rules of the SEC to mean generally the power to vote or dispose of securities regardless of any economic interest therein.

	Name and Address	Shares	Percent of Class
1.	Dodge & Cox (1) 555 California Street, 40th Floor San Francisco, CA 94104	24,140,300	5.6%
2.	BlackRock Inc. (2) 55 East 52nd Street New York, NY 10022	24,099,677	5.6%
3.	The Vanguard Group (3) 100 Vanguard Blvd. Malvern, PA 19355	23,358,624	5.4%
4.	ValueAct Capital Master Fund, L.P. (4) One Letterman Drive, Building D, Fourth Floor San Francisco, CA 94129	21,950,000	5.1%
_________

(1)	Dodge & Cox has sole voting power over 22,768,334 shares and sole dispositive power over 24,140,300 shares.

(2)	BlackRock Inc. has sole voting power over 19,680,702 shares and sole dispositive power over 24,099,677 shares.

(3)	The Vanguard Group has sole voting power over 749,569 shares and sole dispositive power over 22,652,995 shares.

(4)	ValueAct has shared voting power over 21,950,000 shares and shared dispositive power over 21,950,000 shares.

Proposal No. 1
Election of Directors

In analyzing director nominations, the Governance and Health, Safety & Environmental Committee ("Governance and HS&E Committee") strives to recommend candidates for director positions who will create a collective membership on the Board with varied experience and perspective and who maintain a Board that reflects diversity, including but not limited to gender, ethnicity, background, country of citizenship and experience. The Governance and HS&E Committee strives to recommend candidates who demonstrate leadership and significant experience in a specific area of endeavor, comprehend the role of a public company director, exemplify relevant expertise, experience and a substantive understanding of domestic and international considerations and geopolitics, especially those pertaining to the service sector of the oil and gas and energy-related industries.

When analyzing whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company's business and structure, the Governance and HS&E Committee and the Board of Directors focus on the information as summarized in each of the Directors' individual biographies set forth on pages 5 through 7. In particular, the Board considered the following:

•	Mr. Craighead's 28 years of experience working for Baker Hughes in various officer and leadership positions;

•	Mr. Brady's experience and leadership of public companies in the energy services sector and manufacturing sector together with his financial expertise;

•	Mr. Brenneman's extensive leadership and financial experience in public companies including his service as a director of other public companies;

•
Mr. Cazalot's role as a former chairman of the board, chief executive officer and president of a publicly traded energy company as well as his 41 successful years of experience in the global energy business;

•
Mr. Easter's position as former chairman, president and chief executive officer of an energy company, his 32 years of leadership experience at a global oil and gas company and his experience serving on other public company boards;

•	Ms. Elsenhans' positions as a former chairman and chief executive officer of a publicly traded energy company as well as her 28 years of leadership experience at a global oil and gas company;

•
Mr. Fernandes' leadership roles in several public companies in the energy and manufacturing sectors, including his service as a director of other public companies and his extensive financial expertise;

•	Ms. Gargalli's leadership and consulting experience, extensive public board service and her financial expertise;

•	Dr. Jungels' technical knowledge, executive roles, experience in the international energy industry and service as a member of public company boards;

•	Mr. Lash's engineering and knowledge and skills of high technology, his private equity leadership, manufacturing background, public service and financial expertise;

•
Mr. Nichols' position as the executive chairman of the board and former chief executive officer of a publicly-traded energy company, successful career building a major oil and gas company and his leadership in related trade associations;

•	Mr. Stewart's role as the former chairman of the board, president and chief executive officer of BJ Services Company; and

•	Mr. Watson's extensive executive leadership roles and active involvement in a number of energy-related companies and businesses and service as a director of other public companies.

All directors who are elected at the Annual Meeting of Stockholders will serve for a one-year term expiring at the Annual Meeting of Stockholders expected to be held in April 2016 or until his or her successor is elected and qualified or until his or her earlier death, retirement, resignation or removal. The proxy holders will vote FOR the thirteen persons listed below under the section “Company Nominees for Director,” unless contrary instructions are given.

If you sign your proxy card but do not give instructions with respect to the voting of directors, your shares will be voted FOR the thirteen persons recommended by the Board of Directors. If you wish to give specific instructions with respect to the voting of directors, you must do so with respect to the individual nominee.

Company Nominees for Director

The following table sets forth each nominee director's name, all positions with the Company held by the nominee, the nominee's principal occupation, age and year in which the nominee first became a director of the Company. Each nominee director has agreed to serve if elected.

Nominees	Principal Occupation	Age	Director Since

Larry D. Brady
Former Chairman of the Board and Chief Executive Officer of Intermec, Inc. (industrial technologies). Mr. Brady served as Chairman of Intermec from 2001 to 2007 and as Chief Executive Officer from 2000 to 2007. He served as President of Intermec from 1999 to 2001 and as Chief Operating Officer from 1999 to 2000. Mr. Brady served as President of FMC Corporation from 1993 to 1999. He served as a Vice President of FMC from 1984 to 1989, as Executive Vice President from 1989 to 1993 and was a director from 1989 to 1999. Mr. Brady is a life member of the Advisory Board of Northwestern University's Kellogg School of Management. Within the past five years, Mr. Brady served as a director of Pactiv Corporation.
		72	2004

Gregory D. Brenneman
Chairman, President and Chief Executive Officer of CCMP Capital Advisors, LLC (private equity firm) since 2008 and Chairman and Chief Executive Officer of TurnWorks, Inc. (private equity firm) since 2008. Mr. Brenneman is a successful business leader who has been involved in several well-known corporate spin-off and turnaround transformations. He brings an extensive background in general management of large organizations and expertise in accounting and corporate finance, supply chain, marketing and international matters. Mr. Brenneman served as Executive Chairman of Quizno’s Corporation from 2008 to 2010 and as its President and Chief Executive Officer from 2007 to 2008. Prior to joining Quiznos, Mr. Brenneman led restructuring and turnaround efforts at Burger King Corporation, PwC Consulting, a division of Pricewaterhouse Coopers and Continental Airlines, Inc. Within the past five years, Mr. Brenneman served as a director of Automatic Data Processing, Inc. Mr. Brenneman currently serves on the Boards of The Home Depot, Inc. and Francesca’s Collections.
		53	2014

Clarence P. Cazalot, Jr.
Former Executive Chairman of the Board of Marathon Oil Corporation (formerly known as USX Corporation) (diversified petroleum) from August 2013 to December 2013. Chairman of the Board from 2011 to 2013, President, Chief Executive Officer and Director of Marathon Oil Corporation from 2002 to August 2013. He served as Vice Chairman of USX Corporation and President of Marathon Oil Company from 2000 to 2001. Mr. Cazalot was with Texaco Inc. from 1972 to 2000, and while at Texaco served in the following executive positions: President of Worldwide Production Operations of Texaco Inc. from 1999 to 2000; President of International Production and Chairman of London-based Texaco Ltd. from 1998 to 1999; President of International Marketing and Manufacturing from 1997 to 1998; President of Texaco Exploration and Production Inc. from 1994 to 1996. He is a director of FMC Technologies and Spectra Energy. Additionally, he serves on the Memorial Hermann Health System Board, the Board of Advisors of the James A. Baker III Institute for Public Policy at Rice University, and the Board of Visitors of the University of Texas M.D. Anderson Cancer Center.
		64	2002

Nominees	Principal Occupation	Age	Director Since

Martin S. Craighead	Chairman of the Board of Directors of the Company since April 2013 and Director since 2011. Mr. Craighead has been the Chief Executive Officer of the Company since January 2012 and President since 2010. He served as the Chief Operating Officer from 2009 to 2012. He was the Group President of Drilling and Evaluation from 2007 to 2010; Vice President of the Company from 2005 until 2009; President of INTEQ from 2005 to 2007; and President of Baker Atlas from February 2005 to August 2005.	55	2011

William H. Easter III
Former Chairman, President and Chief Executive Officer of DCP Midstream LLC (natural gas gatherers and processors and marketers of natural gas and natural gas liquids) from 2004 to 2008. He worked for ConocoPhillips for more than 30 years where he held senior leadership, operating and commercial roles in areas of natural gas and natural gas liquids, transportation, refining and marketing - domestically and internationally. Mr. Easter served as a director of Sunoco, Inc. from 2011 to 2012 and Sunoco Partners, LLC during 2012. He is a director of Concho Resources Inc., Delta Airlines, Inc. and Memorial Hermann Health Care System.

		65	2014

Lynn L. Elsenhans
Former Executive Chairman of Sunoco, Inc. (transportation fuels and logistics) from January 2009 until May 2012, and Chief Executive Officer and President from August 2008 until March 2012. She also served as Chairman of Sunoco Logistics Partners L.P. from October 2008 until May 2012, and Chief Executive Officer from July 2010 until March 2012. She worked at Royal Dutch Shell for more than 28 years where she held a number of senior roles, including Executive Vice President, Global Manufacturing from 2005 to 2008. She is a member of the Board of Directors of GlaxoSmithKline, Flowserve Corporation, the Board of Trustees at Rice University, the Council of Overseers at the Jones School of Business at Rice, the Board of the Texas Medical Center, the United Way of Greater Houston, and the First Tee of Greater Houston. She was a director of International Paper Company from 2007 until 2012.
		58	2012

Anthony G. Fernandes	Former Chairman, President and Chief Executive Officer of Philip Services Corporation (diversified industrial services provider) from August 1999 to April 2002. He was Executive Vice President of ARCO (Atlantic Richfield Company) from 1994 to 1999, President of ARCO Coal, a subsidiary of ARCO, from 1990 to 1994 and Corporate Controller of ARCO from 1987 to 1990. Mr. Fernandes serves on the Boards of Black & Veatch, Cytec Industries and ABM Industries, Inc.	69	2001

Claire W. Gargalli	Former Vice Chairman, Diversified Search and Diversified Health Search Companies (executive search consultants) from 1990 to 1998. Ms. Gargalli served as President and Chief Operating Officer of Equimark from 1984 to 1990. During that period, she also served as Chairman and Chief Executive Officer of Equimark's two principal subsidiaries, Equibank and Liberty Bank. Ms. Gargalli is a director of Praxair, Inc., and BioMotion Analytics. She is also a trustee emeritus of Carnegie Mellon University and Middlebury College.	72	1998

Nominees	Principal Occupation	Age	Director Since

Pierre H. Jungels
President of the Institute of Petroleum until June 2003. From 1997 through 2001 Dr. Jungels served as a Director and Chief Executive Officer of Enterprise Oil, plc. In 1996, Dr. Jungels served as the Managing Director of Exploration and Production at British Gas plc. Various positions from 1974 to 1995 at PetroFina SA, including Executive Director from 1989 to 1995. Within the past five years, Dr. Jungels served as a director of Imperial Tobacco Group plc. and a director of Woodside Petroleum Ltd. Dr. Jungels is the Non-Executive Chairman of Rockhopper Exploration plc and the Chairman of Velocys plc.
		71	2006

James A. Lash	Chairman of Manchester Principal LLC and its predecessor company (high technology venture capital firm) since 1976. Former First Selectman, Greenwich, Connecticut (city government) from 2003 to 2007. Mr. Lash also served as Chairman and Chief Executive Officer of Reading Tube Corporation from 1982 to 1996. Mr. Lash was a director of the East West Institute from 2002 to 2011 and was a trustee of the Massachusetts Institute of Technology from 2000 to 2011.	70	2002

J. Larry Nichols	Executive Chairman of Devon Energy Corporation (independent energy company) since 2010. Mr. Nichols served as Chairman of the Board from 2000 to 2010 and as Chief Executive Officer from 1980 to 2010. Mr. Nichols serves as a director of SONIC Corp., as well as several trade associations relevant to the oil and gas exploration and production business.	72	2001

James W. Stewart	Former Chairman of the Board of Directors, President and Chief Executive Officer of BJ Services Company (oilfield services) from 1990 until its acquisition by the Company in 2010. Prior to 1990, Mr. Stewart held various management and staff positions with BJ Services Company and its predecessor company. Mr. Stewart is a member of the Board of The Alley Theatre of Houston, a member of the Advisory Board of the Children's Museum of Houston, a Trustee of the Menil Collection and Chair of the Finance Committee of the Menil Collection.	71	2010

Charles L. Watson
Chairman of Twin Eagle Management Resources (energy marketing) since 2010, Chairman of Wincrest Ventures, L.P. (private investments) since January 1994, Chairman of Collegiate Zone LP since 2004, and Senior Energy Advisor to GSO/Blackstone since 2014. He was the Chairman of Sigma Chi Foundation from 2005 to 2012 and served as a Senior Energy Advisor to Carlyle Investment Management Fund from 2011 to 2014. He was the Founder, Chairman and Chief Executive Officer of Dynegy Inc. (diversified energy) and its predecessor companies from 1985 to 2002. Within the past five years, Mr. Watson served as a director of Shona Energy Company, Inc. Mr. Watson is a board member of Mainstream Renewable Power, Baylor College of Medicine, Angeleno Investors, L.P., and serves on the Advisory Council for DocuSign.
		65	1998

Election Policy

It is the policy of the Board of Directors that any nominee for director who fails to receive a majority of the votes cast for his or her election shall be required to submit a letter of resignation to the Board's Governance and HS&E Committee. The Governance and HS&E Committee will recommend to the Board of Directors whether or not the resignation should be accepted or whether such other action should be taken. The Board of Directors shall act on the resignation, taking into account the Governance and HS&E Committee's recommendation, and publicly disclose (by a press release and filing an appropriate disclosure with the Securities and Exchange Commission) its decision regarding the resignation and, if such resignation is rejected, the rationale behind the decision within ninety days following certification of the election results. The resignation, if accepted by the Board, will be effective at the time of the Board of Directors'

determination to accept the resignation. If the Board of Directors determines to accept the resignation of an unsuccessful incumbent, then the Board of Directors may fill the resulting vacancy pursuant to the Company's Bylaws or may decrease the size of the Board of Directors pursuant to the provisions of the Restated Certificate of Incorporation, as amended on April 22, 2010.

Corporate Governance

The Company's Board of Directors believes the purpose of corporate governance is to maximize stockholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices, which the Board and management believe promote this purpose, are sound and represent best practices. The Board periodically reviews these governance practices, Delaware law (the state in which the Company is incorporated), the rules and listing standards of the New York Stock Exchange ("NYSE") and SEC regulations, as well as best practices suggested by recognized governance authorities. The Board has established the Company's Corporate Governance Guidelines as the principles of conduct of the Company's business affairs to benefit its stockholders, which conform to the NYSE corporate governance listing standards and SEC rules. The Corporate Governance Guidelines are attached as Annex A to this Proxy Statement, posted under the “Corporate Governance” section of the Company's website at www.bakerhughes.com and are also available upon request to the Company's Corporate Secretary.

Board of Directors

During the fiscal year ended December 31, 2014, the Board of Directors held fifteen meetings, the Audit/Ethics Committee held eleven meetings, the Compensation Committee held six meetings, the Governance and HS&E Committee held seven meetings and the Finance Committee held three meetings. Each director attended more than 87% of the total number of meetings of the Company's Board of Directors and of the respective Committees on which he or she served. All of the Company's directors attended the Company's 2014 Annual Meeting, with the exception of Messrs. Easter and Brenneman who were not directors at the time.

At a meeting of the Board of Directors on October 21, 2014, the Board of Directors waived the mandatory retirement age of 72 for Messrs. Brady, Nichols and Ms. Gargalli, with Messrs. Brady, Nichols and Ms. Gargalli abstaining from the vote. The Board of Directors determined that it was in the best interests of the Company to have Messrs. Brady and Nichols and Ms. Gargalli's extensive knowledge of the Company and leadership skills on the Board of Directors during the pending merger with Halliburton.

During fiscal year 2014, each non-management director was paid an annual retainer of $100,000. The Lead Director received an additional annual retainer of $15,000. The Audit/Ethics Committee Chair received an additional annual retainer of $20,000. Each of the other independent Committee Chairs received an additional annual retainer of $15,000. Each of the members of the Audit/Ethics Committee, excluding the Chair, received an additional annual retainer of $10,000. Each of the members, excluding the Chair, of the Compensation, Finance and Governance and HS&E Committees received an additional annual retainer of $5,000. Each non-management director also received annual non-retainer equity in a total amount of $175,000, in the form of restricted stock units of the Company's Common Stock issued in January that vest 100% one year from the date of grant. Option awards are not granted except to the extent a director has elected payment of his or her retainer and committee fees through option grants pursuant to the Baker Hughes Incorporated Director Compensation Deferral Plan (the “Deferral Plan”).

The Company previously provided benefits under a Director Retirement Policy (the "Retirement Policy"), which remains in effect until all benefits accrued thereunder are paid in accordance with the current terms and conditions of the Retirement Policy. No additional benefits have been accrued under the Retirement Policy since December 31, 2001. Messrs. Fernandes, Nichols and Watson and Ms. Gargalli have accrued benefits under the Retirement Policy.

Director Independence

All members of the Board of Directors, other than Mr. Craighead, the Company's Chairman and Chief Executive Officer satisfy the independence requirements of the NYSE. On April 28, 2015, Mr. Stewart will no longer be considered an affiliated outside director of the Company. Mr. Stewart was the former chairman, president and chief executive officer of BJ Services Company which was acquired by the Company on April 28, 2010.

The Board has adopted a “Policy for Director Independence, Audit/Ethics Committee Members and Audit Committee Financial Expert” (“Policy for Director Independence”) included as Exhibit C to the Corporate Governance Guidelines. Such Policy supplements the NYSE independence requirements. Directors who meet these independence standards are considered to be “independent” as defined therein. The Board has determined that all the nominees for election at this Annual Meeting, other than Mr. Craighead, meet these standards.

Committees of the Board

The Board of Directors has an Audit/Ethics Committee, a Compensation Committee, a Governance and HS&E Committee, a Finance Committee and an Executive Committee. The Audit/Ethics, Compensation and Governance and HS&E Committees are comprised solely of independent directors in accordance with NYSE corporate governance listing standards. The Board of Directors adopted charters for the Audit/Ethics, Compensation and Governance and HS&E Committees that comply with the requirements of the NYSE standards, applicable provisions of the Sarbanes-Oxley Act of 2002 (“SOX”) and SEC rules. Each of the charters has been posted and is available for public viewing under the “Corporate Governance” section of the Company's website at www.bakerhughes.com and is also available upon request to the Company's Corporate Secretary.

Committee Memberships as of December 31, 2014
Audit/Ethics	Compensation	Executive	Finance	Governance & HS&E
James A. Lash (C)	Anthony G. Fernandes (C)	Martin S. Craighead (C)	Lynn L. Elsenhans (C)	J. Larry Nichols (C)
Larry D. Brady	Gregory D. Brenneman	Clarence P. Cazalot, Jr.	William H. Easter III	Lynn Elsenhans
Gregory D. Brenneman	Clarence P. Cazalot, Jr.	J. Larry Nichols	Pierre H. Jungels	Anthony G. Fernandes
Clarence P. Cazalot, Jr.	William H. Easter III	James W. Stewart	James W. Stewart	James A. Lash
J. Larry Nichols	Claire W. Gargalli	Charles L. Watson	Charles L. Watson
Pierre H. Jungels
____________ (C) Chair of the referenced Committee.

Audit/Ethics Committee

The Audit/Ethics Committee held eleven meetings during fiscal year 2014. The Board of Directors has determined that each of the Audit/Ethics Committee members meet the NYSE standards for independence as well as those contained in the Company's “Policy for Director Independence” within the Corporate Governance Guidelines. The Audit/Ethics Committee Charter can be accessed electronically under the “Corporate Governance” section of the Company's website at www.bakerhughes.com and is attached as Annex B to the Proxy Statement. The Vice President, Internal Audit and the corporate internal audit function report directly to the Audit/Ethics Committee. The Company's Corporate Internal Audit Department sends written reports quarterly to the Audit/Ethics Committee on its audit findings and the status of its internal audit projects. The Audit/Ethics Committee provides assistance to the Board of Directors in overseeing matters relating to the accounting and reporting practices of the Company, the adequacy of the Company's disclosure controls and internal controls, the quality and integrity of the quarterly and annual financial statements of the Company, the performance of the Company's internal audit function, the review and pre-approval of the current year audit and non-audit fees and the Company's risk analysis and risk management procedures. In addition, the Audit/Ethics Committee oversees the Company's compliance programs relating to legal and regulatory requirements. The Audit/Ethics Committee has developed “Procedures for the Receipt, Retention and Treatment of Complaints” to address complaints received by the Company regarding accounting, internal controls or auditing matters. Such procedures are included as Exhibit F to the Corporate Governance Guidelines.

The Audit/Ethics Committee also is responsible for the selection and hiring of the Company's independent registered public accounting firm. To promote independence of the audit, the Audit/Ethics Committee consults separately and jointly with the Company's independent registered public accounting firm, the internal auditors and management.

The Board has reviewed the experience of the members of the Audit/Ethics Committee and has found that each member of the Committee meets the qualifications to be an “audit committee financial expert” under the SEC rules issued pursuant to SOX. The Board has designated James A. Lash as the member of the Committee who serves as the “audit committee financial expert” of the Company's Audit/Ethics Committee.

Compensation Committee

The Compensation Committee held six meetings during fiscal year 2014. The Board of Directors has determined that the Compensation Committee members meet the NYSE standards for independence as well as those contained in the Company's “Policy for Director Independence.” The Compensation Committee Charter can be accessed electronically under the “Corporate Governance” section of the Company's website at www.bakerhughes.com. The Compensation Committee oversees our compensation programs and is charged with the review and approval of the Company's general compensation strategies and objectives and the annual compensation decisions relating to our executives and to the broad base of Company employees. Their responsibilities also include reviewing management succession plans; making recommendations to the Board regarding executive employment agreements, severance agreements, change in control agreements and any special supplemental benefits applicable to executives; assuring that the Company's incentive compensation program, including the annual and long-term incentive plans, is administered in a manner consistent with the Company's compensation strategy; approving and/or recommending to the Board new incentive compensation plans and equity-based compensation plans; reviewing the Company's employee benefit programs; recommending for approval all administrative changes to compensation plans that may be subject to the approval of the stockholders or the Board; reviewing and reporting to the Board of Directors the levels of stock ownership by the senior executives in accordance with the Stock Ownership Policy; and reviewing any potential conflicts of interest of the compensation consultant. The Compensation Committee is also responsible for reviewing the outcome of the stockholder advisory vote on senior executive compensation. The Compensation Committee may delegate its authority to subcommittees.

The Compensation Committee is responsible for determining if there are any inherent potential risks in the compensation programs. The Committee exercises risk oversight with respect to risks relating to the compensation of the senior executives as well as the employees of the Company generally. The Compensation Committee seeks to structure compensation packages and performance goals for compensation in a manner that does not incentivize employees to take risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee designs long-term incentive compensation, including restricted stock, performance units and stock options in such a manner that employees will forfeit their awards if their employment is terminated for cause. The Committee also retains the discretionary authority to reduce bonuses to reflect factors regarding individual performance that are not otherwise taken into account. The Company's stock ownership guidelines established by the Board of Directors also mitigate compensation risks. During fiscal year 2014, the Compensation Committee determined the Company's compensation policies and practices for employees were not reasonably likely to have a material adverse effect on the Company. For more information pertaining to the Company's compensation policies and practices, please read the “Compensation Discussion and Analysis” section of this Proxy Statement.

Governance and HS&E Committee

The Governance and HS&E Committee held seven meetings during fiscal year 2014. The Board of Directors has determined that the Governance and HS&E Committee members meet the NYSE standards for independence as well as those contained in the Company's “Policy for Director Independence.” A current copy of the Governance and HS&E Committee Charter can be accessed electronically under the “Corporate Governance” section of the Company's website at www.bakerhughes.com. In January 2014, the Board of Directors approved a change to the committee name from the Governance Committee to the Governance and Health, Safety and Environmental Committee. This change reflects an increase in responsibilities by the Committee related to the HS&E function. The functions performed by the Governance and HS&E Committee include overseeing the Company's corporate governance affairs, health, safety and environmental compliance functions, government relations and monitoring compliance with the Corporate Governance Guidelines. In addition, the Governance and HS&E Committee proposes candidates for the Board of Directors, reviews the structure and composition of the Board, considers the qualifications required for continuing Board service and recommends directors' compensation. The Governance and HS&E Committee annually reviews the Company's Policy Statement on Shareholders' Rights Plans and reports any recommendations to the Board of Directors.

The Governance and HS&E Committee has implemented policies regarding Board membership. The Governance and HS&E Committee will consider candidates based upon the size and existing composition of the Board, the number and qualifications of candidates, the benefit of continuity on the Board and the relevance of the candidate's background and experience with issues facing the Company. The Governance and HS&E Committee also strives to maintain a Board that reflects diversity, including but not limited to, gender, ethnicity, background, country of citizenship and experience. The criteria used for selecting directors are described in the Company's “Guidelines for Membership on the Board of Directors,” included as Exhibit A to the Corporate Governance Guidelines. In addition, the Company has established a formal process for the selection of candidates, as described in the Company's “Selection Process for New Board of Directors Candidates” included as Exhibit B to the Corporate Governance Guidelines, and candidates are evaluated based on their background, experience and other relevant factors as described in the "Guidelines for Membership on the Board of Directors." The Board and the Governance and HS&E Committee will evaluate candidates properly proposed by stockholders in the same manner as all other candidates.

The Governance and HS&E Committee has established, in accordance with the provisions of the Company's Bylaws regarding stockholder nominees, a policy that it will consider director candidates proposed by stockholders in the same manner as all other candidates. Recommendations that stockholders desire to make for the 2016 Annual Meeting should be submitted between November 4, 2015 and December 4, 2015 in accordance with the Company's Bylaws and “Policy and Submission Procedures for Stockholder Recommended Director Candidates” included as Exhibit D to the Corporate Governance Guidelines and are also available upon request to: Chair, Governance and HS&E Committee of the Board of Directors, P.O. Box 4740, Houston, Texas, 77210, or to the Corporate Secretary, c/o Baker Hughes Incorporated, 2929 Allen Parkway, Suite 2100, Houston, Texas, 77019. Such recommendations should be accompanied by the information required under the Company's Bylaws for stockholder nominees and in accordance with the Company's Policy and Submission Procedures for Stockholder Recommended Director Candidates. In connection with the 2015 Annual Meeting, on November 14, 2014, the Corporate Secretary of Baker Hughes received notice of Halliburton Company's intention to nominate a full slate of thirteen candidates for election to the Board of Directors. This nomination was subsequently withdrawn by Halliburton Company on November 16, 2014.

During 2014, total fees and expenses of $80,045.49 were paid to Heidrick and Struggles for their assistance and support in connection with the Board's process of identifying and reviewing candidates for the Board of Directors. Messrs. Brenneman and Easter were appointed to the Board of Directors in June 2014.

Stock Ownership by Directors

Each non-management director is expected to own at least five times his or her annual retainer in Company Common Stock. Such ownership level should be obtained within a reasonable period of time following the director's election to the Board. All non-management directors have met this ownership requirement, with the exception of Messrs. Brenneman and Easter who joined the Board in June 2014.

The Company's Securities Trading and Disclosure Policy prohibits pledging of the Company's securities as collateral for a loan, holding the Company's securities in a margin account in which any margin activity is undertaken, purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, exchange funds or other instruments) that are designed to hedge or offset any decrease in the market value of equity securities of the Company or writing options on the Company's securities.

Stockholder Communications with the Board of Directors

To provide the Company's stockholders and other interested parties with a direct and open line of communication to the Company's Board of Directors, stockholders may communicate with any member of the Board, including the Company's Lead Director, the Chair of any committee or with the non-management directors of the Company as a group, by sending such written communication to the Company's Corporate Secretary, c/o Baker Hughes Incorporated, 2929 Allen Parkway, Suite 2100, Houston, Texas, 77019. The procedures for “Stockholder Communications with the Board of Directors” are also included as Exhibit E to the Corporate Governance Guidelines. In addition, pursuant to the Company's policy to request and encourage attendance at the Annual Meeting, such meeting provides an opportunity for stockholders to communicate with members of the Company's Board of Directors in attendance.

Business Code of Conduct

The Company has a Business Code of Conduct (the “Code of Conduct”) that applies to all officers, directors and employees, which includes the code of ethics for the Company's Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer and all other persons performing similar functions within the meaning of the securities laws and regulations. The Code of Conduct prohibits individuals from engaging in, or giving the appearance of engaging in any activity involving a conflict, or reasonably foreseeable conflict, between personal interests and those of the Company. Every year, each of these Company officers certifies compliance with the Company's Code of Conduct and the applicable NYSE and SOX provisions. The Audit/Ethics Committee oversees the administration of the Code of Conduct and responsibility for the corporate compliance effort with the Company. The Company's Code of Conduct and Code of Ethical Conduct Certification are posted under the “Corporate Governance” section of the Company's website at www.bakerhughes.com and are also available upon request to the Company's Corporate Secretary.

The Board's Leadership Structure and Role in Risk Oversight

The Board has five standing committees: Audit/Ethics, Compensation, Governance and HS&E, Finance and Executive. Other than the Executive Committee, all of the Board committees are comprised solely of independent directors under the NYSE independence requirements. Each of the five committees has a different Chairperson. The Chairperson of each of the Audit/Ethics Committee, the Compensation Committee, the Finance Committee and the Governance and HS&E Committee is an independent director. Our Corporate Governance Guidelines require the election, by the independent directors, of a Lead Director who (i) presides at all meetings of the Board of Directors at which the Chairman is not present, including executive sessions of non-management directors; (ii) serves as a liaison between the Chairman and the non-management directors; (iii) has the authority to call meetings of the non-management directors; (iv) works with the Chairman in developing Board meeting agendas, schedules, and information provided to the Board; and (v) communicates with significant stockholders when appropriate on matters involving broad corporate policies and practices. The Governance and HS&E reviews and recommends to the Board a director to serve as Lead Director. J. Larry Nichols is the current Lead Director. The independent directors hold executive sessions at every regularly scheduled Board and Committee meeting and at such other times as the Board deems appropriate. Our Board leadership structure is utilized by numerous public companies in the United States, and we believe that it provides the optimal balance and is an effective leadership structure for the Company.

The Board has determined that the current structure, with a combined CEO and Chairman of the Board and an independent Lead Director, is in the best interests of the Company and our stockholders. The combined role of CEO and Chairman provides an effective balance between management of the Company and director participation in our board process and allows for management to focus on the execution of our strategic and business plans. As indicated above, our independent Lead Director was elected by the independent Board members and has a clear set of comprehensive duties that counterbalance the governance structure.

In accordance with the NYSE requirements, our Audit/Ethics Committee is responsible for overseeing risk analysis and risk management procedures. The Audit/Ethics Committee reviews guidelines and policies on enterprise risk management, including risk assessment and risk management related to the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures. At each meeting of the Audit/Ethics Committee, the officers of the Company provide information to the Audit/Ethics Committee addressing issues related to risk analysis and risk management. At every regularly scheduled meeting of the Audit/Ethics Committee, the Company's Chief Compliance Officer provides a report to the Committee regarding the Code of Conduct, including updates pertaining to the status of the Company's compliance with its standards, policies, procedures and processes. The Company maintains an Enterprise Risk Management (“ERM”) process under which it reviews its business risk framework including an assessment of external and internal risks and appropriate mitigation activities. The Company's annual ERM report is provided to the Audit/Ethics Committee and in addition, a comprehensive in-person presentation is made to the entire Board. In addition to the risk oversight which is exercised by the Audit/Ethics Committee of the Board of Directors, each of the Compensation Committee, the Finance Committee and the Governance and HS&E Committee regularly exercises oversight related to risks associated with responsibilities of the respective Committee. For example, the Compensation Committee has reviewed what risks, if any, could arise from the Company's compensation policies and practices, while the Finance Committee consistently reviews risks related to the financial structure and activities of the Company and the Governance and HS&E Committee periodically provides oversight respecting risks associated with the Company's health, safety and environmental policies and practices. The Board of Directors believes that the risk management processes in place for the Company are appropriate.

Security Ownership of Management

Set forth below is certain information with respect to beneficial ownership of the Common Stock as of March 18, 2015 by each director, the persons named in the Summary Compensation Table below and the directors and executive officers as a group. The table includes transactions effected prior to the close of business on March 18, 2015.

Shares Beneficially Owned
Name	Shares Owned as of March 18, 2015	Shares Subject to Options and Restricted Stock Units Which Are or Will Become Exercisable or Vested Prior to May 17, 2015	Total Beneficial Ownership as of May 17, 2015	% of Class(1)
Larry D. Brady	26,954	13,581	40,535	—
Gregory D. Brenneman	—	—	—	—
Clarence P. Cazalot, Jr.	29,160	10,581	39,741	—
William H. Easter III	1,000	—	1,000	—
Lynn L. Elsenhans	7,952	18,749	26,701	—
Anthony G. Fernandes	41,903	10,581	52,484	—
Claire W. Gargalli	24,158	13,581	37,739	—
Pierre H. Jungels	19,875	10,248	30,123	—
James A. Lash	5,470	6,910	12,380	—
J. Larry Nichols	32,526	13,581	46,107	—
James W. Stewart (2)	257,299	7,171	264,470	—
Charles L. Watson	28,360	10,581	38,941	—
Martin S. Craighead	128,888	383,566	512,454	—
Kimberly A. Ross	24,000	—	24,000	—
Peter A. Ragauss (3)	28,654	434,200	462,854	—
Alan R. Crain	79,050	208,734	287,784	—
Belgacem Chariag	56,301	105,513	161,814	—
Derek Mathieson	22,664	103,986	126,650	—
All directors and executive officers as a group (29 persons)	996,657	1,730,738	2,727,395	—
__________

(1)	No percent of class is shown for holdings of less than 1%.

(2)
Mr. Stewart holds 11,066 shares indirectly as the trustee of trusts established for the benefit of his children. With respect to 54,368 shares indirectly held by B&A Group, LP for the benefit of his three children, following gifts of equal limited partnership interests in B&A Group, LP to three separate family trusts of which Mr. Stewart is the trustee, Mr. Stewart disclaimed his beneficial ownership of limited partnership interests in B&A Group, LP, except to the extent of his pecuniary interest therein.

(3)	Mr. Ragauss' ownership is reported as of November 21, 2014, the date he retired from the Company as Senior Vice President and Chief Financial Officer.

Charitable Contributions

During the fiscal year ended December 31, 2014, the Company did not make any contributions to any charitable organization in which any director served as an executive officer that exceeded the greater of $1 million or 2% of the charitable organization's consolidated gross revenues.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires executive officers, directors and persons who beneficially own more than 10% of the Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC and the NYSE. SEC regulations require executive officers, directors, and greater than 10% beneficial owners to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of those forms furnished to the Company and written representations from the executive officers and directors, the Company believes its executive officers and directors complied with all applicable Section 16(a) filing requirements during the fiscal year ended December 31, 2014, with the exception of an inadvertent late filing for the Company's Section 16 officers related to an option granted on January 22, 2014.

Certain Relationships and Related Transactions

The Company has, and strictly follows, formalized policies and procedures for identifying potential related party transactions and ensuring those policies are reviewed by the Board of Directors and the Audit/Ethics Committee. We subject the following related persons to these procedures: directors, director nominees, executive officers, individual 5% stockholders and any immediate family members of these persons.

As outlined in Exhibit C to our Corporate Governance Guidelines, the Board annually re-evaluates the independence of any “related person” for any transactions, arrangements or relationships, or any series of similar transactions, arrangements or relationships in which any director, director nominee, executive officer, or any immediate family member of those persons could be a participant, the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

The Company does not have a formal set of standards to be substantively applied to each transaction reviewed by the Audit/Ethics Committee and then the Board. However, the standards utilized in its annual Director & Officer Questionnaire to determine if a related party transaction exists are modeled after Section 303A.02 of the New York Stock Exchange's Listed Company Manual. Instead of a formalized standard, potential related party transactions are reviewed and judgment is applied by the Board of Directors in accordance with its duties under Delaware and other applicable law to determine whether such transactions are in the best interests of the Company and its stockholders. In addition to the discussion under the “Business Code of Conduct” in this Proxy Statement, the “Baker Hughes Incorporated Policy for Director Independence, Audit/Ethics Committee Members and Audit Committee Financial Expert” are included as Exhibit C of the Corporate Governance Guidelines. The Company utilizes standard accounting procedures to monitor its financial records and determine whether a related person is involved in a business relationship or transaction with the Company for which disclosure is required.

On March 1, 2014, the Company entered into a Transloading and Storage Services Agreement with Frac Resources, LLC which provides for the transloading and storing of proppant sands (the "Storage Agreement"). A member of the Company's Board of Directors, Mr. Watson, indirectly owns more than 10% of Frac Resources LLC ("FRL") and is co-founder and chairman of the board of a parent entity of which FRL is a majority-owned indirect subsidiary. The Storage Agreement is for an initial two-year term, and has an estimated value of $2,520,000. The Company paid $916,093 to FRL during fiscal year 2014. Pursuant to the Storage Agreement, the Company has committed to provide a minimum annual throughput volume or make a payment based on the amount of the shortfall multiplied by the transloading fee then in effect. The policies and procedures described above were followed in connection with the transaction contemplated by the Storage Agreement. The Board of Directors has determined that all members of the Board of Directors are independent, with the exception of Mr. Craighead.

Compensation Discussion and Analysis

Executive Summary

The purpose of our compensation program is to motivate exceptional individual and organizational performance that is in the long-term best interests of our stockholders. We use traditional compensation elements of base salary, annual incentives, long-term incentives, and employee benefits to deliver attractive and competitive compensation. We benchmark both compensation and Company performance in evaluating the appropriateness of pay. Our executive pay decisions are made by an independent Compensation Committee of our Board of Directors, with assistance from its independent consultant. We target the market median for base salary and short-term incentive compensation, while providing the opportunity for executives to earn upper quartile incentive pay based on Company performance.

2014 Performance Overview

Our fourth quarter results punctuated a record year for our company in 2014. We delivered very strong growth in revenue, earnings and free cash flow during the fourth quarter. In spite of increasing concerns of challenging market conditions, we remained focused on achieving the performance objectives set last year. This was made possible by managing the business more efficiently and delivering on our strategy of converting innovations into earnings through new technologies that provide value to customers and competitive differentiations for the Company.

Revenue for the fourth quarter was a record $6.6 billion, up 6% sequentially. Adjusted EBITDA was a record $1.45 billion, up 22% sequentially and adjusted net income was a record $629 million, $1.44 per share. Free cash flow for the quarter was a record $838 million, a 16% increase compared to $725 million for the third quarter of 2014.

For the year, revenue was a record $24.6 billion, up 10% compared to $22.4 billion for 2013 and we delivered on the key objectives for 2014. A summary for 2014 is provided below:

▪	Led peers in international revenue growth and international operating margin improvement

▪	Raised margins in the Western Hemisphere

•	Delivered 15% margins in North America and 20% margins in Latin America

▪	Delivered double-digit revenue growth in the Eastern Hemisphere

•	Middle East/Asia Pacific segment remains our fastest growing operation and achieved double-digit growth sequentially, including record revenue from drilling services and completion systems

▪	Increased free cash flow beyond record set in 2013

•	Delivered $1.6 billion compared to $1.5 billion for 2013

▪	Increased revenue from new products

•	Earned more than $1 billion in new product revenue in 2014

Participants
Our compensation programs include programs that are designed specifically for (1) our most senior executive officers, including our principal executive officer (“PEO”), our principal financial officer (“PFO”) and our three other most highly compensated executive officers (collectively, either the “Senior Executives” or “NEOs”) and (2) employees who are designated as executives of the Company (“Executives”), including the Senior Executives and (3) a broad base of Company employees. Peter A. Ragauss, Senior Vice President and Chief Financial Officer, retired on November 21, 2014. See "Letter Agreement with Peter A. Ragauss" for a description of the terms of his retirement. Kimberly A. Ross was appointed Senior Vice President and Chief Financial Officer effective October 22, 2014.

The Senior Executives are:

•	Martin S. Craighead - Chairman & Chief Executive Officer (PEO)

•	Kimberly A. Ross - Senior Vice President and Chief Financial Officer (PFO)

•	Peter A. Ragauss - Former Senior Vice President & Chief Financial Officer (PFO)

•	Alan R. Crain - Senior Vice President, Chief Legal and Governance Officer

•	Belgacem Chariag - Chief Integration Officer

•	Derek Mathieson - Chief Strategy Officer

Pay for Performance

Our compensation programs are designed to deliver compensation that is aligned with Company performance and thus stockholder interests. The following charts reflect the relationship between our PEO's pay and Company performance as well as peer performance.

The charts below illustrate the Company's Total Shareholder Return ("TSR") versus the TSR for the Company's oilfield services peer group that includes Halliburton Company, National Oilwell Varco Inc., Schlumberger Ltd. and Weatherford International Ltd. (the "Peer Group") over the three-year period ending 2014 as well as both the Company's target and realized pay versus the median realized pay of the Company's peers in the Peer Group over the same three-year period.

Target pay includes base salary, target bonus, the Black-Scholes grant date value of stock options and the grant date value of restricted stock, and the target value of performance units for the period. Realized pay includes base salary, bonus payout, a recalculated Black-Scholes value of stock options using updated inputs but holding the original exercise price the same, the December 31, 2014 value of restricted stock granted during the period, and the value of cash-based performance units paid out during the period.

The charts below illustrate the alignment of our PEO’s compensation with the performance of the Company. Over the past three years, the PEO has realized less total cash, long-term incentive (LTI) and total direct compensation (TDC) than the median of the peer group while the Company was positioned near the 75th percentile of the peer group for 3-year total shareholder return.

The chart below illustrates the Company's three-year realized pay percentile ranking and performance percentile ranking for our PEO versus the Peer Group for the three-year period ending 2014. The chart reflects that for both the one-year and three-year periods ending in 2014, the Company’s pay was below the median while performance was in the upper quartile.

Compensation Objectives

To reward both short and long-term performance and to further our compensation objectives, our executive compensation program is designed to:

Objectives	How We Meet Our Objectives
Attract and retain knowledgeable, experienced, and high performing Senior Executives
• Provide a competitive total pay package, taking into account base salary, incentives and benefits.

• Regularly benchmark our pay programs against the competitive market, comparing both fixed and variable, at-risk compensation that is tied to short and long-term performance. We use the results of this analysis as context in making pay adjustments.

• Administer plans to include three-year performance cycles on long-term incentive plan awards, three-year vesting schedules on equity incentives, and competitive total benefit programs, including retirement benefits.

Objectives	How We Meet Our Objectives
Reward the creation of long-term stockholder value
• The long-term incentive plan consists of a combination of stock options, restricted stock awards, and cash-based and stock-based performance units.

• The incentive programs include specific financial performance measures that are fundamental to long-term stockholder value creation:
• The Annual Incentive Compensation Plan uses earnings per share, free cash flow and earnings before interest and taxes ("EBIT") margin growth as compared to our peers.
• The long-term incentive plan uses revenue growth and return on capital employed as compared to our peers, as well as a relative total shareholder return ("TSR") modifier compared to TSR's of the companies included in the OSX Index.

Address the complexities in managing a cyclical business that is subject to world demand for oil and gas
• The short-term incentive programs provide for formulaic and non- formulaic short-term performance goals and rewards managers for the achievement of those goals.

• The long-term incentive plan utilizes a combination of share growth and full-value awards, balancing retention and appreciation through the business cycles.

• The performance unit component of the long-term incentive plan measures Company performance relative to industry peers, mitigating the difficulty in goal setting over long periods.

Drive and reward performance that supports the Company's core values of integrity, teamwork, performance, learning and courage
• Success in the promotion of core values is considered in the base salary review process and when determining annual award values for long-term incentive compensation awards.

• The short-term incentive programs allow for the reduction or elimination of bonus payouts if the Company's core values or compliance standards are not upheld.

Provide a significant percentage of total compensation that is variable and at risk	• Annual and long-term incentive compensation comprises, on average, more than two-thirds of our Senior Executives' total direct compensation.
Reinforce adherence to high ethical, environmental, health and safety standards
• The performance scorecard bonus component may include specific business goal targets related to health, safety and the environment ("HSE").

• The short-term incentive programs allow for reduction or elimination of bonus payouts if the HSE standards are not upheld.

Objectives	How We Meet Our Objectives
Motivate management to take prudent, but not excessive, risks
• Pay programs emphasize long-term incentive compensation with overlapping year-over-year performance-based vesting schedules.

• Our share ownership guidelines encourage Executives to focus on the long-term interests of our stockholders.

• We utilize multiple performance measures for short-term and long-term incentives, as well as peer comparisons.

• The Company's clawback policy allows for the potential recoupment of short-term and long-term incentive compensation in the event of a financial restatement resulting from gross negligence, intentional misconduct or fraud.

Align executive and stockholder interests
• Our share ownership guidelines motivate alignment between long-term stockholder value creation and management decisions.

• The ultimate value of our annual equity grants is driven by stock price performance.

Consideration of Advisory Say on Pay Voting Results

In compliance with Section 14A of the Securities Exchange Act, we ask our stockholders to approve, on an advisory basis, the compensation of our named executive officers (the "NEOs") as disclosed in this Proxy Statement (commonly known as a “Say on Pay” proposal). The Compensation Committee believes that the advisory Say on Pay votes of our stockholders are an important means by which stockholders may express their views regarding the Company's executive compensation. While the Say on Pay votes are advisory and not binding on the Company, the Compensation Committee strongly values the opinions of the stockholders as expressed in the Say on Pay votes. On an ongoing basis, the Compensation Committee monitors the performance of the Company and its Senior Executives, makes business determinations concerning what performance goals the Compensation Committee believes are appropriate, determines what financial incentives are appropriate to motivate the achievement of these goals and designs and modifies the Company's executive compensation programs as it deems appropriate and consistent with these determinations. In making its determinations, the Compensation Committee is guided by its fiduciary duties to our stockholders and its business judgment concerning what is in the best interests of our stockholders.

The Compensation Committee carefully considered the 2014 Say on Pay voting results to ascertain whether there was a general level of support that was meaningful. In 2014, our stockholders voted 94.75% in favor of the Company's executive compensation practices, which the Compensation Committee considers a meaningful level of support. Notwithstanding this high level of support in favor of our existing executive compensation practices, the Compensation Committee continues to refine our programs to further improve alignment with the interests of our stockholders. As in 2013, during 2014, we initiated discussions with a number of our investors and solicited their feedback on a variety of corporate governance topics, including executive compensation practices. The Company intends to continue to initiate robust engagement with our stockholders.

Changes to our Compensation Program

In January 2014, the Compensation Committee approved changes to Performance Units for Senior Executives to provide for settlement in shares of our Common Stock rather than settlement in cash, as well as the addition of a relative Total Shareholder Return (TSR) modifier in order to further align the interests of our Senior Executives with the long-term interests of our stockholders.

Further, in January 2014, the Board of Directors adopted a policy applicable to Executive Officers and Former Executive Officers that provides for the potential recoupment of short- and long-term incentive compensation and effect the cancellation of any unvested long-term incentive compensation in the event of a financial restatement resulting from their gross negligence, intentional misconduct or fraud.

Compensation Consultant and Conflict of Interest Analysis

The Compensation Committee has continued to retain Frederic W. Cook & Co., Inc. ("Cook") as its independent compensation consultant. Cook advises the Compensation Committee on matters related to the Senior Executives' compensation and general compensation programs, including industry best practices. In accordance with the requirements of Item 407(e)(3)(iv) of Regulation S-K, in 2014 the Compensation Committee considered the relationships Cook has had with the Company, the members of the Compensation Committee and our executive officers, as well as the policies that Cook has in place to maintain its independence and objectivity, and determined that no conflicts of interest arose from the work performed by Cook. It is anticipated that this relationship will continue during the remainder of 2015.

Cook provides the following consulting services to the Compensation Committee:

•	assists in the annual review and approval of the comparator groups used to benchmark executive compensation levels;

•	provides comparative market data on compensation practices and programs; and

•	advises in:

◦	determining base salaries for Senior Executives;

◦	setting individual performance goals and award levels for Senior Executives for the long-term incentive plan performance cycle;

◦	compensation trends and regulatory matters affecting compensation; and

◦	designing and determining individual grant levels for Senior Executive long-term incentive awards.

Cook periodically provides consulting services to the Governance and HS&E Committee, as follows:

•	advises on policy covering the payment of director fees; and

•	advises on equity and non-equity compensation awards to directors.

Benchmarking

The competition in the market for executive talent magnifies the need to ensure that our executive compensation programs are appropriately positioned against peer companies in order to strengthen our ability to attract, engage and retain key executives. Because of the technical nature of the industry, cyclical nature of the markets, high labor needs and capital requirements, oilfield service companies provide the best competitive benchmarks.

Since 2010, the Company has used a group of 20 companies, the Reference Group, for competitive benchmarking. In 2014, the Compensation Committee approved the addition of the oilfield services company, Cameron International Corporation, to the Reference Group because of its revenue growth and proximity to Baker Hughes in industry. In selecting the Reference Group, the Company narrows the broad universe of public companies down to a smaller group of companies by considering companies within a size range against which the Company competes for talent as well as business characteristics such as asset intensity and cash flow margin. The list is narrowed further taking into account factors, including but not limited to, global scale, engineering, technology and industrial applications, multiple divisions, logistical complexity, business services, size (and other financial measures) and asset/people intensity.

The following chart reflects the Reference Group companies and illustrates how competitive information is used to compare performance and compensation.

Reference Group
21 companies - oilfield services, exploration & production, offshore drilling, oil and gas, and general industry:
		• 3M Company	• Eaton Corp	• National Oilwell Varco
		• Anadarko Petroleum Company	• Emerson Electric Co	• Raytheon Co
Compensation	ð	• Apache Corp	• Halliburton Co	• Schlumberger Ltd
		• Cameron Intl Corp	• Hess Corp	• Textron Inc
		• Danaher Corp	• Honeywell Intl Inc	• Transocean Ltd
		• Deere & Co	• Illinois Tool Works	• Weatherford Intl Ltd
		• Devon Energy Corp	• Johnson Controls Inc	• Williams Cos Inc
Used to identify and compare executive pay practices such as pay mix and magnitude, competitiveness, prevalence of long-term incentive vehicles, pay-for-performance plans, etc.

Peer Group
4 companies - oilfield services only
		• Halliburton Co	• Schlumberger Ltd
Performance	ð	• National Oilwell Varco	• Weatherford Intl Ltd
Used to compare performance in order to determine long-term incentive plan results and for general performance assessment.

Using the Reference Group proxy data as well as published survey data in both the general industry and the energy industry (collectively, the “Survey Data”) addresses the need for both statistical validity and industry influence in the data. The Reference Group is comprised of industry peers and companies in broader energy and general industry sectors with similar business characteristics, size, margins, competition for talent, and other key compensable factors and is statistically meaningful. The Reference Group data is used to assess the competitive market value for executive jobs, pay practices, validate targets for pay plans, test the compensation strategy, observe trends and provide a general competitive backdrop for decision making. Data concerning the Peer Group, which is comprised of four direct industry peers, is used to conduct a general, high level review, compare Company performance in our industry, understand pay practices and trends, compare plan design specifics, evaluate the effects of the industry cycle on compensation and validate compensation targets.

Pay Mix
The charts below show the mix of compensation elements of our executive officers for fiscal 2014 as compared to the mix of compensation elements of the market median within the Reference Group. This comparison demonstrates that the allocation of our compensation elements is similar to the compensation practices of our Reference Group, but with more weight to long-term incentives. This allocation is aligned with one of our compensation objectives to provide a significant percentage of total compensation that is variable and at risk.

☐ Base Salary	☐ Short-Term Incentives	☐ Long-Term Incentives

Components of the Executive Compensation Program

The Compensation Committee reviews, on an annual basis, each compensation element for the PEO and each of the Senior Executives. The Compensation Committee balances the executive's scope of responsibilities and experience against competitive compensation levels. The Compensation Committee is responsible for reviewing and approving the Company's goals and objectives relevant to the PEO's compensation, evaluating the PEO's performance in light of such goals and objectives and determining the PEO's compensation level based on this evaluation and other relevant information.

In addition, each year the PEO presents to the Compensation Committee his evaluation of each of the other Senior Executives, which includes a review of each Senior Executive's contribution and performance over the past year, strengths, development needs and succession potential. The PEO makes no recommendations to the Compensation Committee regarding his own compensation. Following this presentation and a review of the Survey Data, the Compensation Committee makes its own assessments and approves compensation for each Senior Executive.

Base Salaries

The Compensation Committee targets the market median of the Reference Group for the base salaries of our Senior Executives. When considering an adjustment to a Senior Executive's base salary, the Compensation Committee reviews the Survey Data and evaluates the Senior Executive's position relative to the market, his/her level of responsibility and experience as well as overall Company performance. The Compensation Committee also considers the Senior Executive's success in achieving business objectives, promoting our core values and keys to success, improving health and safety, demonstrating leadership and achieving specific individual performance goals (as further described in the “Bonuses Based on Achievement Against Performance Scorecard” section).

In determining base salaries, the Compensation Committee also considers the Company's continuing achievement of its short and long-term goals including:

•	the financial performance of the Company;

•	the effective execution of the strategy approved by our Board of Directors; and

•	the development of human resource capability.

In 2014, the Compensation Committee reviewed the compensation for Senior Executives and approved base salary increases as detailed in the chart below.

Senior Executives	% Increase Awarded in 2014	New Salary	Effective Date
Martin S. Craighead	4.2%	$1,250,000	March 30, 2014
Kimberly A. Ross	—	$800,000	October 22, 2014
Peter A. Ragauss	0.0%	$760,000	March 30, 2014
Alan R. Crain	4.0%	$750,000	March 30, 2014
Belgacem Chariag	4.5%	$700,000	March 30, 2014
Derek Mathieson	3.2%	$640,000	March 30, 2014

For 2014, the Compensation Committee approved a base salary increase for Mr. Craighead to $1,250,000 positioning his salary within 10% of the market median based on the most current benchmark data. The Committee approved base salary increases of 4.0%, 4.5% and 3.2%, respectively, for Messrs. Crain, Chariag and Mathieson to reflect their achievements and contributions to the Company in 2013. Mr. Ragauss retired from the Company on November 21, 2014 and was not eligible for an increase in base salary pursuant to his Letter Agreement dated December 8, 2013. Ms. Ross joined the Company in October 2014.

Short-Term Incentive Compensation

The short-term incentive compensation programs provide Senior Executives with the opportunity to earn cash bonuses based on the achievement of specific Company-wide, business unit, functional and individual performance goals. The short-term incentive programs are designed to provide incentives for Senior Executives to attain certain short-term performance goals. The short-term incentive compensation opportunity is delivered by way of two incentive programs: the Annual Incentive Compensation Plan ("AICP") and the performance scorecard, with greater weight placed on the formula-based component of the short-term incentives and consistent with the Company's goal of providing a meaningful link between compensation and Company performance. The combined payouts for Senior Executives under the short-term incentive compensation programs are targeted to provide compensation at the market median of the Survey Data in years where we reach target performance levels under both programs. Similarly, the short-term incentive compensation programs are designed to pay above the market median in years where performance exceeds target performance levels, and below when performance falls short of expectations. Short-term incentive bonuses are generally paid in cash in March of each year for the prior fiscal year's performance.

Annual Incentive Compensation Plan

The following table shows the 2014 annual incentive target compensation for each of the Senior Executives under the AICP. The annual incentive bonus target for each Senior Executive is reviewed by the Compensation Committee each year and is set based on the Survey Data and the individual contribution level and potential of each individual executive. Mr. Ragauss was not eligible for the AICP in 2014. See the "Letter Agreement with Peter A. Ragauss" for a description of the terms of his retirement.

2014 AICP Targets for Senior Executives

Senior Executives	Target Incentive Compensation % of Base Salary
Martin S. Craighead	72.0%
Kimberly A. Ross	60.0%
Alan R. Crain	48.0%
Belgacem Chariag	48.0%
Derek Mathieson	48.0%

In 2014, the financial metrics for the AICP were earnings per share and free cash flow, equally weighted. In addition, a third metric based on the Company’s rank in EBIT margin growth relative to three peers, Schlumberger, Halliburton, and Weatherford, was used as a positive or negative payout modifier. For purposes of the modifier, peers do not include companies primarily focused on manufacturing. The payout modifier was applied by multiplying each metric payout by 150% for a first place ranking; 125% for a second place ranking; 100% for a third place ranking; or 75% for a fourth place ranking. Each individual metric was capped at 200% after the application of the EBIT margin growth multiplier.

For 2014, the Compensation Committee approved three performance levels with respect to the achievement of the two established AICP financial metrics, earnings per share and free cash flow: (1) entry level, (2) expected value, and (3) over achievement.

Performance targets are established at levels that challenge the individual Senior Executive to perform at a high level. Performance goals are set such that only exceptional performance will result in payouts above the target incentive and poor performance will result in no incentive payment.

As detailed in the chart below, entry level is the minimum level of financial performance for which the Compensation Committee approves any annual incentive payout under the AICP and the payout is 25% of target incentive compensation. For each measure, if our financial performance is less than the entry level threshold, there is no AICP payout for that measure that fiscal year. If our financial performance reaches the expected value level, the AICP payout equals 100% of target incentive compensation. If our financial performance reaches the over achievement level or higher, the AICP payout equals 200%. Achievement between any level results in a payout that is determined by interpolation between payout levels. For 2014, the Compensation Committee approved an overall cap on AICP bonus payments for Senior Executives equal to 200% of each Senior Executive's target bonus, but in no event more than $4 million.

Performance Level	Definition	Payout Level % of Target	2014 Earnings Per Share Target	2014 Free Cash Flow Target
Entry Level	Minimum achievement level for payout	25% Payout	$2.97	$881 Million
Expected Value	Performance meets expected value	100% Payout	$4.24	$1,174 Million
Over Achievement	Performance exceeds expected value	200% Payout	$4.66	$1,350 Million

To calculate the bonus payout for the 2014 performance period, the achievement level for earnings per share and free cash flow was determined. For the year, our earnings per share on an adjusted non-GAAP basis was $4.22. For AICP achievement relative to plan, the Compensation Committee approved adjustments primarily related to Venezuela and did not adjust the AICP earnings per share for the impairment of a technology investment in the third quarter of 2014. The final adjusted earnings per share was $4.30 which is above the Expected Value achievement target of $4.24 resulting in an achievement of 114.3% of target. Our 2014 free cash flow was $1,599 million, which is above the Over Achievement level of $1,350 million, resulting in an achievement of 200% of target due to the individual metric cap of 200%.

Next, the achievement for the modifier, EBIT margin growth relative to peers, was determined. The Company ranked 2nd in EBIT margin growth against the three peer companies. The modifier for a 2nd place rank relative to peers is

125%, and this modifier was applied to each individual metric. Each metric payout is individually capped at 200%; therefore, the resulting overall metric payout is 171.4% of target.

The Compensation Committee awarded Mr. Craighead, Ms. Ross, and Messrs. Crain, Chariag, and Mathieson cash-based awards under the AICP in the amounts of $1,526,321, $136,095, $610,750, $569,384, and $522,225 respectively, based upon the established performance metrics described above.

Bonuses Based on Achievement Against Performance Scorecard

While the AICP rewards Senior Executives for the achievement of specific formulaic financial measures, the Compensation Committee utilizes a performance scorecard to reward Senior Executives based upon the Compensation Committee's assessment of the achievement of specific performance goals that are critical to the execution of the Company's strategy, but may or may not be formulaic in nature. At the beginning of each year, the Compensation Committee establishes the portion of each Senior Executive's base salary that will be considered as the basis for a bonus related to the achievement of these specific performance goals.

The following table shows the 2014 performance scorecard targets for each of the Senior Executives. The bonus target for each Senior Executive is reviewed by the Compensation Committee each year and is set at the market median in light of the Survey Data. Mr. Ragauss was not eligible for a bonus related to achievement against performance scorecard targets in 2014. See the "Letter Agreement with Peter A. Ragauss" for a description of the terms of his retirement.

2014 Performance Scorecard Targets for Senior Executives

Senior Executives	Performance Scorecard Bonus Targets % of Base Salary
Martin S. Craighead	48.0%
Kimberly A. Ross	40.0%
Alan R. Crain	32.0%
Belgacem Chariag	32.0%
Derek Mathieson	32.0%

The maximum funds available for the payment of bonuses related to the performance scorecard may not exceed 2.5 times the respective targets for all participants. No Senior Executive has any guaranteed right to any bonus. In determining the bonus amounts, the achievement of (or failure to achieve) the performance goals under the AICP is not a factor that is considered by the Compensation Committee.

For 2014, the performance scorecard goals for the Senior Executives were aligned with the annual business objectives of the PEO. At the beginning of 2014, the Compensation Committee established performance goals for the PEO and the Board of Directors set the goals for Mr. Craighead in his role as Chairman and CEO. While the measures for evaluating the Senior Executives' performance with respect to the performance goals are subject to the Compensation Committee's discretion, the Compensation Committee and the Company establish performance scorecard goals and specific expectations related to the achievement of these goals at the beginning of each year.

The 2014 performance scorecard goals related to the business objectives of the PEO and his direct reports included improving key health, safety and environment metrics, delivering profitable growth, remaining best in class in operations and compliance, leading in technology and innovation, and continuing to strengthen leadership and organizational capabilities.

The Compensation Committee evaluated the results achieved for each of the goals established for the performance scorecard and determined whether or not each goal had been achieved.

The Compensation Committee considered the achievement for the performance goals below for 2014:

Performance Component	Beginning of Year Performance Expectation	Assessment of Performance for 2014
Health, safety and environment enterprise goals	Improve key HSE metrics by 10%	Achieved goals for 2014 with best HSE performance in Company history
Profitable Growth	Profitable growth metrics specific to each region	Goals achieved, including closing margin gap with competitors in North America and increasing profitability in key geomarkets
Operations and Compliance	Maintain momentum on operating system adoption and build culture of flawless execution/operational excellence Remain best in class in legal and financial compliance Improve IT security	Fully achieved goals relating to our operating system and IT security but fell short of expectations in some other key areas
Technology and Innovation	Increase market penetration in rod-lift industry	Fully achieved goals
Leadership	Continue to strengthen leadership and organizational capabilities	Fully achieved 2014 goals

The Compensation Committee assesses the PEO's performance relative to the established performance goals for the year and determines whether or not a payout will be made to the PEO. The same process is conducted for the other Senior Executives taking into account the recommendations from the PEO. As part of the process for assessing Company and individual performance under the scorecard, the Committee is given status updates throughout the year. At the Committee’s February meeting, the PEO discusses the final performance results for the year with the Committee. The Committee carefully considers all of the factors influencing the results and the Senior Executive's performance impacting those results.

Based on their assessment for 2014, the Committee awarded Mr. Craighead, Ms. Ross, and Messrs. Crain, Chariag, and Mathieson cash-based awards in the amounts of $1,068,369, $145,262, $352,503, $423,548 and $315,538, respectively. Mr. Ragauss was not eligible for a bonus based on achievement against the performance scorecard.

Pursuant to Ms. Ross’ offer of employment, she was awarded a lump sum bonus in the amount of $540,000 to be paid in March 2015 contingent upon her continued employment.

Long-Term Incentive Compensation

The long-term incentive program allows Senior Executives to earn compensation over a number of years as a result of stock price performance and/or sustained financial performance over multiple years. Consistent with our at-risk pay philosophy, long-term incentives comprise the largest portion of a Senior Executive's compensation package.

A primary objective of the long-term incentive plan is to align the interests of Senior Executives with those of our stockholders. The long-term compensation program has been composed of stock options, restricted stock and cash-based and stock-based performance units. The Compensation Committee determines the total stock options, restricted stock, cash-based and stock-based performance units granted to Senior Executives as well as the size of individual grants for each Senior Executive. The awards granted to Senior Executives by the Compensation Committee vary each year and are based on competitive compensation information including the Survey Data, the demand for talent, cost considerations, the performance of the Company as well as the Senior Executive's performance and total compensation package. When considering the competitive compensation data, the Compensation Committee targets the 75th percentile of the Reference Group for long-term incentives for our Senior Executives. Based on the most current benchmark data, in the aggregate, our long-term incentive compensation approximates the median. This positioning is primarily related to organizational changes over recent years where Senior Executives in new positions have received long term incentive compensation below the 75th percentile.

The chart below illustrates the grant target value of the long-term incentive awards granted to Senior Executives in 2014.

Senior Executives	Grant Target Value of 2014 Long-Term Incentive Award
Martin S. Craighead	$8,700,000
Kimberly A. Ross	$3,254,000
Peter A. Ragauss	$2,220,000
Alan R. Crain	$2,884,000
Belgacem Chariag	$2,708,000
Derek Mathieson	$2,170,000

The equity awards for Senior Executives were allocated on the basis described in the following table.

2014 Allocation	Company Goals	Future Value Dependent On
Performance Units: 30%	Motivate differential financial performance	Financial performance against peers and stock price appreciation
Stock Options: 35%	Drive stock price; retain executives	Stock price appreciation
Restricted Stock Awards: 35%	Retain executives; drive stock price	Stock price appreciation

Stock Options

Stock options provide Senior Executives with the opportunity to purchase our Common Stock at a price that is fixed on the grant date regardless of future market price. Stock options generally vest and become exercisable in one-third increments annually after the grant date.

We set the exercise price for each stock option equal to the closing market price of a share of our Common Stock on the NYSE on the last trading day prior to the grant date. The exercise price of the stock options granted to the NEOs during the 2014 fiscal year is shown in the Grants of Plan-Based Awards Table. Additional information on these grants, including the number of shares subject to each grant, is also shown in the Grants of Plan-Based Awards Table.

Restricted Stock Awards

Restricted stock awards provide Senior Executives the opportunity for capital accumulation and a more predictable long-term incentive value than is provided by stock options or cash-based or stock-based performance units. Additionally, restricted stock awards are intended to aid in the retention of Senior Executives through the use of a vesting schedule (generally one-third increments annually after the grant date). Restricted stock awards are typically awarded to Senior Executives once a year in January, at the same time as awards are made to the general eligible employee population.

Performance Units

Performance Units are designed to motivate the Senior Executives to strive to achieve certain specific Company long-term performance goals during specific performance periods (three-year period). Performance Units (settled in cash) are awards of a fixed number of units with a set target value (e.g., $100). Performance Units (settled in stock) are awards of a conditional number of shares with a set target value (e.g., 100 shares).

The actual value our Senior Executives may realize under the program depends on how well we perform against the specified peer group with respect to specified performance goals which are established by the Compensation Committee with assistance from the Compensation Committee's independent compensation consultant.

Performance Periods and Metrics

The chart below outlines the framework for performance awards for the three performance periods for 2012-2014, 2013-2015 and 2014-2016.

Performance Period	Metrics	Peer Group	Payout Type	Determining Unit Value

2012-2014	• Revenue Growth • Operating Margin • Return on Capital Employed (ROCE)	• Halliburton • NOV • Schlumberger • Weatherford	Settled in cash at the end of the Performance Period	The value of each Performance Unit is determined by the Company's rank for each metric for each one-year period and over the three-year Performance Period compared to the peer group.

2013-2015	• Revenue Growth • Absolute ROCE • Change in ROCE	• Halliburton • NOV • Schlumberger • Weatherford	Settled in cash at the end of the Performance Period	The value of each Performance Unit is determined by the Company's rank for each metric for each one-year period and over the three-year Performance Period compared to the peer group.

2014-2016	• Revenue Growth • Absolute ROCE • Change in ROCE • Total Shareholder Return (TSR) Modifier	• Halliburton • NOV • Schlumberger • Weatherford • OSX *	Settled in stock at the end of the Performance Period
The number of Performance Units to vest is determined by the Company's rank for each metric for each one-year period and over the three-year Performance Period compared to the peer group.

The final number of units vesting is modified upward or downward based on the Company's TSR at the end of the three-year Performance Period relative to the companies in the Philadelphia Stock Exchange Oil Service Sector Index (or OSX).

* Philadelphia Stock Exchange Oil Service Sector Index (OSX) - Baker Hughes Incorporated, Cameron International Corporation, Diamond Offshore Drilling, Halliburton Company, Helmerich & Payne, Inc., Nabors Industries Ltd., Noble Corp., National Oilwell Varco, Inc., Oceaneering International, Inc., Oil States International Inc., Rowan Companies, plc, Transocean Ltd, Schlumberger Limited, Tidewater Inc., Weatherford International Ltd.

Determination of Unit Award Value

The amounts payable under the terms of the performance award program are based upon our performance during four performance measurement periods: one three-year performance measurement interval and three one-year performance measurement periods within that three-year period. As of the end of each measurement period, our performance is measured against the performance of our peer group members and 25% of the performance unit award value is determined.
These four unique measures of performance (three individual years and one three-year period) will be combined to determine the final payout at the end of the three-year performance period, the Total Unit Value. The actual payout for the 2012-2014 performance period was made in March 2015. The actual payouts for the March 2015 and March 2016 performance periods, if any, will be made after the close of the three-year performance periods in March 2015 and March 2016, respectively.
The unit values for the 2012-2014 and 2013-2015 performance unit awards are determined as follows:

Fixed Number of Cash-Based Units Granted at Beginning of Term	End of Year 1 • 25% of Unit Value Determined • BHI Compared to peer group	End of Year 2 • 25% of Unit Value Determined • BHI Compared to peer group	End of Year 3 • 25% of Unit Value Determined • BHI Compared to peer group	Total Unit Value Calculated and Paid at End of Term
End of Year 3 • 25% of Unit Value Determined • BHI Compared to peer group
For awards granted for the 2014-2016 performance period, the final award is modified at the end of the three-year performance period based on our relative TSR performance:

Contingent Number of Share-Based Units Granted at Beginning of Term	End of Year 1 • 25% of Total Unit Modifier Determined • BHI Compared to peer group	End of Year 2 • 25% of Total Unit Modifier Determined • BHI Compared to peer group	End of Year 3 • 25% of Total Unit Modifier Determined • BHI Compared to peer group	Total Unit Modifier Calculated at End of Term
End of Year 3 • 25% of Total Unit Modifier Determined • BHI Compared to peer group
2012-2014 Performance Unit Awards (Settled in Cash)

The 2012-2014 Performance Unit Awards three-year performance period ended on December 31, 2014. The tables below outline how the unit value was determined for the performance period. The first table reflects the unit values associated with each rank against the peer group for each of the three performance goals (revenue growth, pre-tax operating margin and return on capital employed).

One-Year Performance Periods and Three-Year Performance Period (2012-2014)
Peer Group Rank	5th	4th	3rd	2nd	1st
Unit Value	$0	$45	$90	$135	$200

The table below illustrates the manner in which the amounts payable under the performance unit awards were calculated during the 2012-2014 performance period. For each period, the ranking and associated value is determined for each metric with an average value calculated for the respective period. For example, in 2013, the Company ranked 3rd compared to the peer group for revenue growth so the value for that period was $90.00 X 25% = $22.50.

At the end of the performance period, the average unit value for each period was tabulated and served as the value for each unit. In March 2015, each participant received a lump sum in cash in an amount equal to the number of units granted at the beginning of the performance period times the per-unit value indicated below.

Relative Performance Rank				Unit Value

Period	Revenue Growth	Operating Margin	ROCE	Revenue Growth	Operating Margin	ROCE	Average	Total 2012-2014 Unit Value
2012	5th	4th	4th	$0.00	$11.25	$11.25	$7.50	$56.25 Per Unit Value
2013	3rd	4th	4th	$22.50	$11.25	$11.25	$15.00
2014	2nd	4th	4th	$33.75	$11.25	$11.25	$18.75
3-Year	3rd	4th	4th	$22.50	$11.25	$11.25	$15.00

2013-2015 Performance Unit Awards (Settled in Cash)

For the 2013-2015 Performance Unit Awards, the Compensation Committee approved a change to the applicable financial metrics. For this performance period and for subsequent performance periods, the metrics are revenue growth and ROCE measured both in absolute and relative growth terms. The Revenue Growth matrix below is used to determine the payout value for revenue growth. The Goal Payout Matrix below is used to determine the payout value for ROCE overall. Performance continues to be measured over three one-year periods and one three-year period.

Revenue Growth (50% of Unit Value)
Peer Group Rank	5th	4th	3rd	2nd	1st
Unit Value	$0	$45	$90	$135	$200

	ROCE
	(50% of Unit Value)
R O C E	Goal Payout Matrix $100 times:
	1st	130%	150%	165%	180%	200%
	2nd	100%	115%	125%	135%	165%
%	3rd	65%	80%	90%	115%	135%
C H A N G E	4th	30%	45%	50%	80%	90%
	5th	—%	20%	35%	50%	70%
		5th	4th	3rd	2nd	1st
	ROCE

2014-2016 Performance Unit Awards (Settled in Stock)

For the 2014-2016 Performance Units Awards, the payout will be settled in stock rather than cash. The financial metrics continue to be revenue growth, absolute ROCE and change in ROCE compared to the peer group and the performance continues to be measured over three one-year periods and one three-year period. The calculations are determined in the same manner as described above for the 2013-2015 performance period, although the Revenue Growth Matrix applies percentages by Peer Group Rank (rather than dollar values) at 0%, 45%, 90%, 135% and 200%.

The 2014 Performance Unit Awards introduced relative total shareholder return (TSR) as a performance modifier. As set forth in the chart below, the TSR modifier adjusts the final award value upwards or downwards based on the Company’s relative TSR at the end of the three-year performance period against the companies in the OSX Index. Although the maximum number of shares an executive may receive is capped at 2X target, awards will also track the Company’s stock price which will provide additional leverage to the plan.

TSR Modifier (Performance Measured over Three Years)
TSR Percentile Rank	Payout Multiple
Less than 25th Percentile	(30)%
25th Percentile	(15)%
50th Percentile	—%
75th Percentile or Greater	30%

Example payout for illustrative purposes of the 2014-2016 Performance Unit Awards

Assume a Senior Executive received 7,200 performance units (settled in stock) and the Company had the performance indicated in the table below. Now, assume the Company’s relative TSR performance position is at the 75th percentile compared to the companies in the OSX Index, resulting in a +30% TSR modifier. Based on the share modifier and TSR modifier, the final number of shares to be awarded to the Senior Executive at the end of the Performance Period would be 10,413 shares.

	Relative Performance Rank			Preliminary Unit Values
Period	Rev. Growth Rank	ROCE Rank (Absolute)	ROCE Rank (Improvement)	Rev. Growth Payout %	ROCE Payout %	Period Payout %
Year 1	5th	2nd	2nd	—	135.0%	67.5%
Year 2	2nd	3rd	2nd	135.0%	125.0%	130.0%
Year 3	1st	4th	3rd	200.0%	80.0%	140.0%
3-Year	3rd	3rd	3rd	90.0%	125.0%	107.5%
			(4-period avg.)			111.25%

Based on the attained results and TSR Modifier the final number of shares to be granted would be calculated as follows: 7,200 shares X 111.25% X 130% = 10,413 shares

Certain Tax Implications of Short-Term Incentives and Long-Term Incentives

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to the PEO and the other NEOs other than the PFO unless the compensation is performance-based compensation as described in Section 162(m) and the related regulations. We intend that certain compensation paid to Senior Executives qualifies for deductibility as performance-based compensation under Section 162(m), including (i) certain amounts paid under our AICP and (ii) certain options and certain other long-term performance-based stock or cash awards granted pursuant to the Baker Hughes Incorporated 2002 Director & Officer Long-Term Incentive Plan (the "2002 D&O Plan"). We may pay compensation to our Senior Executives that may not be deductible, including discretionary bonuses or other types of compensation.

Although the Compensation Committee has generally attempted to structure certain executive compensation so as to preserve deductibility, it also believes that there are circumstances where the Company's interests are best served by maintaining flexibility in the way compensation is provided, even if it might result in the non-deductibility of certain compensation under the Code.

Although equity awards may be deductible for tax purposes by the Company, the accounting rules pursuant to FASB ASC Topic 718 require that the portion of the tax benefit in excess of the financial compensation cost be recorded to additional paid-in capital.

Employee Benefits

We offer a variety of health and welfare and retirement programs to all eligible employees. The Senior Executives generally are eligible for the same benefit programs on the same basis as the rest of the broad-based employees who work in the United States. Programs that provide a different level of benefits for Senior Executives are noted in the descriptions below, including long-term disability, life insurance, the Executive Severance Plan, the Supplemental Retirement Plan (the "SRP") and Financial Counseling. We routinely benchmark our benefits programs against the competitive market and make modifications as appropriate.

The following is a description of these programs and benefits for 2014.

Health Care

The health care program provides medical, prescription drug, dental and vision coverage for employee and eligible covered dependents as well as flexible spending accounts which allow employees to save pre-tax dollars for eligible health care and/or dependent day care expenses. A health saving account is offered to employees participating in the high deductible health plan. Preventive services, including physical exams, are covered at 100% for all employees. Employees have access to continued medical coverage in retirement (pre-65) if they meet the retirement criteria of age 55 with 10 years of service. The retiree pays the full cost of pre-65 coverage. Employees may also be eligible to participate in the Retiree Health Reimbursement Arrangement (the “Retiree HRA”) following age 65. The Retiree HRA is a defined contribution type of retiree medical program under which the Company credits a notional account of an eligible retiree with an amount determined by the Company each year (generally $1,600 for 2014 or the amount of a retiree’s accrued retiree medical account, if applicable).

Disability

The short-term disability program provides continuation of 100% of an employee's base pay for weeks 1-6 and 75% for weeks 7-26 if the employee is out due to injury, illness, or pregnancy and unable to work.

The long-term disability program provides continuation of a percentage of the employee’s base pay up to age 65 if the employee has a disability lasting longer than 26 weeks. Disability coverage options include company paid core coverage equal to 50% income replacement or optional buy-up coverage equal to 60% income replacement. Executives, including Senior Executives, receive the buy-up option at no cost.

Life Insurance and Accidental Death and Dismemberment

The life insurance and accidental death and dismemberment programs provide financial protection for employees or beneficiaries in the event of death. The Company provides life insurance and accidental death & dismemberment coverage at one times pay (two times pay for Executives). Executives, including Senior Executives, may purchase additional life insurance and accidental death & dismemberment coverage from 1-6 times pay. All employees have the option of purchasing supplemental life insurance, spouse and child life insurance as well as voluntary accidental death & dismemberment insurance. Various limits apply to each program.

Business Travel Accident Insurance

The business travel accident insurance program provides financial protection to employees or beneficiaries in the event of accidental death, dismemberment, or paralysis while traveling on Company business in the amount of five times pay up to $3,000,000.

Retirement Plans

The Pension Plan is a hybrid defined benefit retirement plan intended to comply with Section 401(a) of the Code that provides for annual pay credits of 2-4% of the first $260,000 of eligible compensation and interest credits based on the 30-year Treasury rate (with a floor interest rate of 2.4% per annum).

The Thrift Plan is a defined contribution retirement plan intended to comply with Section 401(a) of the Code that provides for an employer match and an age-based contribution of 5% and 2-5%, respectively, of the first $260,000 of eligible compensation.

The SRP is a nonqualified defined contribution retirement intended to supplement the retirement benefits of a select group of management and provides for a basic contribution of 5% of the participant’s elective deferral under the SRP and 5% of the sum of the participant’s base compensation, AICP and performance scorecard bonus for the calendar year (whether or not deferred) that exceeds the dollar limit under Section 401(A)(17) of the Code ($260,000 in 2014); the applicable age-based contribution that would have been made under the Thrift Plan but for the participant’s elective deferral under the SRP or the dollar limit under Section 401(A)(17) of the Code; and the applicable age-based contribution that would have been made under the Pension Plan but for the participant’s elective deferral under the SRP or the dollar limit under Section 401(A)(17) of the Code; plus deemed interest credits based upon the rate of earnings on selected notional investment funds.

The amounts of the Thrift Plan and SRP contributions and accruals for 2014 for our NEOs other than Mr. Chariag are included in the Summary Compensation Table (under the All Other Compensation column). The changes in values of the Pension Plan actuarial present values of the accumulated benefits of our NEOs other than Mr. Chariag are set forth in the Summary Compensation Table (under the Change in Pension Value column). Prior to 2014, Mr. Chariag did not participate in the Pension Plan, the Thrift Plan or the SRP. Instead, Mr. Chariag participated in a broad-based international retirement plan that covers certain of our non-U.S. employees, the Baker Hughes International Retirement Plan (“IRP”). The IRP provides for an employer match and an age-based contribution of 5% and 2-5%, respectively, of eligible compensation. The amounts of the IRP contributions for 2014 for Mr. Chariag are included in the Summary Compensation Table (under the All Other Compensation column).

Employee Stock Purchase Plan

The Employee Stock Purchase Plan (the "ESPP") encourages and enables eligible employees to voluntarily acquire proprietary interests in the Company through the ownership of our Common Stock at a favorable price, thereby aligning their interests with the interests of our stockholders. Employees may contribute 1-10% of base salary after tax up to a maximum contribution of $10,000 per year. The ESPP generally provides for six month offering periods. Employees may purchase our Common Stock at a price of 85% of Fair Market Value of the stock at the beginning or the end of the offering period, whichever is lower.

Executive Severance Plan

The Executive Severance Plan provides assistance to Executives, including Senior Executives, while they seek other employment following involuntary separations from service. Executives are eligible for 6-18 months of base salary based on their positions in the Company; and outplacement services are provided for 12 months (up to a maximum of $10,000 outplacement services in the aggregate).

Financial Counseling

In addition to company-wide benefits, our Senior Executives may elect company-paid professional financial planning and tax preparation services through a third party. We believe this service improves their understanding of the compensation and benefits programs offered by the Company and serves to maximize the retention and engagement value of our programs. It also allows them to more fully concentrate on our business success and comply with plan requirements. We do not reimburse executives for taxes paid on income attributable to this benefit.

Letter Agreement with Peter A. Ragauss

We have a letter agreement with Peter A. Ragauss, dated effective December 8, 2013 (the “Letter Agreement”). The Letter Agreement outlines the terms of Mr. Ragauss’ retirement, which occurred November 21, 2014. The Letter Agreement generally provides that while employed, Mr. Ragauss continued to receive his base salary and employee benefits. He was eligible for a short-term performance bonus in 2014 and a 2014 restricted stock unit award. Upon his retirement, he was eligible for certain retirement benefits, including the accelerated vesting of options and restricted stock awards and pro-rata vesting of performance unit awards (if the performance goals are achieved). The Letter Agreement is subject to a one-year non-solicitation, non-compete and confidentiality restriction.

Change in Control Agreements

We entered into change in control agreements (“Change in Control Agreements”) with the Senior Executives, as well as certain other Executives. The Change in Control Agreements are described in the Payments Upon a Change in Control section. In 2012, the Compensation Committee adopted a new form of Change in Control Agreement that eliminated excise tax gross-up provisions for new hires.

Indemnification Agreements

We entered into an indemnification agreement with each of our directors and Senior Executives. These agreements provide that we indemnify such persons against certain liabilities that may arise by reason of their status or service as directors or officers, to advance their expenses incurred as a result of a proceeding as to which they may be indemnified and to cover such persons under any directors' and officers' liability insurance policy we choose, in our discretion, to maintain. These indemnification agreements are intended to provide indemnification rights to the fullest extent permitted in the State of Delaware and shall be in addition to any other rights the indemnitee may have under the Company's Restated Certificate of Incorporation, Bylaws and applicable law. We believe these indemnification agreements enhance our ability to attract and retain knowledgeable and experienced Senior Executives and non-employee directors.

Stock Ownership Policy

The Board of Directors, upon the Compensation Committee's recommendation, adopted a Stock Ownership Policy for our Senior Executives to ensure that they have a meaningful economic stake in the Company. The policy is designed to satisfy an individual Senior Executive's need for portfolio diversification, while maintaining management stock ownership at levels high enough to assure our stockholders of management's commitment to value creation. Senior Executives are required to hold the number of shares valued at a multiple of their base salary, in the amounts listed below:

Chairman/President and Chief Executive Officer	5X Base Salary
Senior Vice Presidents	3X Base Salary
Corporate Vice Presidents reporting to Chief Executive Officer	2X Base Salary
Region Presidents	2X Base Salary

A Senior Executive has five years to comply with the ownership requirement starting from the date of appointment to a position noted above. If a Senior Executive is promoted to a position with a higher ownership salary multiple, the Senior Executive will have five years from the date of the change in position to reach the higher expected stock ownership level but he still must meet the prior expected stock ownership level within the original five years of the date first appointed to such prior position. For those Senior Executives with the ownership requirements reflected in hiring letters, the date of hire marks the start of the five-year period. Senior Executives who have not met the applicable stock ownership level within the time required are required to hold 75% of the net profit shares acquired through restricted stock vestings or stock option exercises until the ownership levels are met. Deviations from the Stock Ownership Policy may be approved only by the Compensation Committee or the PEO, and then only because of a personal hardship.

The Compensation Committee annually reviews each Senior Executive's compensation and stock ownership levels to determine whether they are appropriate. In 2014, all of the NEOs were in compliance with the Stock Ownership Policy.

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation earned by the PEO and other NEOs for services rendered to the Company and its subsidiaries for the fiscal years ended December 31, 2014, 2013 and 2012.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards (1) ($)	Option Awards (2) ($)		Non-Equity Incentive Plan Compensation (3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (4) ($)	All Other Compensation ($)		Total ($)
Martin S. Craighead - Principal Executive Officer	2014	1,236,538	—		6,673,788	2,658,109		3,660,628	33,345	447,422	(6)	14,709,830
	2013	1,146,154	—		2,174,963	2,524,382	(5)	2,848,712	12,636	283,673		8,990,520
	2012	995,000	—		1,950,021	2,348,410		1,288,119	13,786	306,514		6,901,850

Kimberly A. Ross - Principal Financial Officer	2014	132,308	600,000	(7)	3,567,720	—		281,357	3,992	13,925	(7)	4,599,302

Peter A. Ragauss - Former Principal Financial Officer	2014	701,538	631,385	(8)	2,754,110	—		428,306	196,156	261,113	(8)	4,972,608
	2013	754,615	—		998,960	1,159,471		1,619,079	394,045	174,386		5,100,556
	2012	733,846	—		955,821	1,151,065		818,631	144,405	260,460		4,064,228

Alan R. Crain - Senior Vice President, Chief Legal and Governance Officer	2014	742,192	—		2,212,321	881,134		1,332,163	53,230	232,906	(9)	5,453,946
	2013	715,346	—		839,957	974,933	(5)	1,195,317	143,956	157,281		4,026,790
	2012	567,692	—		1,195,678	754,373		546,249	168,421	193,827		3,426,240

Belgacem Chariag - Chief Integration Officer	2014	691,923	—		2,162,267	716,457		1,307,145	12,100	219,235	(10)	5,109,127
	2013	643,077	—		1,169,990	694,629		1,006,279	99,101	342,219		3,955,295

Derek Mathieson - Chief Strategy Officer	2014	634,615	—		1,664,528	662,989		1,129,926	8,266	166,661	(11)	4,266,985
	2013	595,769	—		556,490	645,879		952,763	8,382	115,179		2,874,462
	2012	529,038	—		1,268,119	670,199		493,002	8,490	123,677		3,092,525
____________

(1)
Restricted stock units were granted on January 22, 2014 contingent on stockholder approval of an increase to the Common Stock available for issuance under the 2002 D&O Plan. The grant date value of the restricted stock units on April 24, 2014, the day of the stockholder meeting, was $70.38. A restricted stock unit award was granted to Ms. Ross on October 22, 2014 at a grant date value of $54.23. Performance unit awards (settled in stock) were granted on January 22, 2014 at a grant date value of $62.95. Based on this value, the maximum performance unit payout would be $5,792,281, $4,532,400, $1,920,101, $1,561,160 and $1,444,703 for Mr. Craighead, Ms. Ross and Messrs. Crain, Chariag and Mathieson, respectively. A performance unit award (settled in stock) was granted to Ms. Ross on October 22, 2014 at a grant date value of $62.95. Mr. Ragauss was not granted a performance unit award pursuant to his Letter Agreement dated December 8, 2013. The amount reflected in the "Stock Awards" column is the aggregate grant date fair value of the awards made to NEOs, computed in accordance with ASC Topic 718. For a discussion of valuation assumptions, see “Note 5 - Stock-Based Compensation” of the Notes to Consolidated Financial Statements included in our annual report under Item 8 of the Form 10-K for the year ended December 31, 2014.

(2)
Option awards were granted on January 22, 2014 and July 14, 2014. Mr. Ragauss was not granted an option award pursuant to his Letter Agreement dated December 8, 2013. The amount reflected in the "Option Awards" column is the aggregate grant date fair value of the awards made to NEOs, computed in accordance with ASC Topic 718. The fair value of each grant is established on the date of grant using the Black-Scholes option-pricing model. The grant date fair value for the January 22, 2014 grant was $14.97 and $19.20 for the July 14, 2014 grant. The value ultimately realized by the executive upon the actual vesting of the exercise of the stock option(s) may or may not be equal to the FASB ASC Topic 718 determined value. For a discussion of valuation assumptions, see “Note 5 - Stock-Based Compensation” of the Notes to Consolidated Financial Statements included in our annual report under Item 8 of the Form 10-K for the year ended December 31, 2014.

(3)
The amounts for the 2014 fiscal year include annual performance bonuses earned under the AICP by Mr. Craighead, Ms. Ross, and Messrs. Crain, Chariag, Mathieson in the amounts of $1,526,321, $136,095, $610,750, $569,384 and $522,225, respectively, as well as cash-based awards based on performance scorecard goals for Mr. Craighead, Ms. Ross and Messrs. Crain, Chariag, Mathieson in the amounts of $1,068,369, $145,262, $352,503, $423,548 and $315,538, respectively.

The non-equity incentive plan compensation amounts also include the payouts earned under the performance units granted in 2012 and 2013 to Messrs. Craighead, Crain, Chariag, and Mathieson in the amounts of $658,125, $211,410, $201,994, and $187,819, respectively, for the 2012 grant and $407,813, $157,500, $112,219, and $104,344 respectively, for the 2013 grant. Mr. Ragauss earned a payout under the performance units granted in 2012 and 2013 in the amounts of $310,500 and $117,806, respectively pursuant to his Letter Agreement dated December 8, 2013. The amounts for the 2012 grant include the one-year performance period in 2014 and the cumulative three-year performance period between 2012 through 2014 and the amounts for the 2013 grant include the one-year performance period in 2014. These amounts are not payable until the close of the three-year performance period and would typically be paid in March of 2015 and March of 2016 for the performance units granted in 2012 and 2013, respectively, and are generally subject to the NEO's continued employment through the end of the three-year performance periods.

(4)
This amount reflects the change in the present values of the NEOs’ accumulated benefits under the Baker Hughes Incorporated Pension Plan as well as above-market earnings on SRP or IRP accounts. Certain NEOs had above-market earnings on their SRP or IRP accounts. The above-market earnings were the actual earnings deemed credited to the SRP or IRP accounts minus 120% of the long-term AFR, compounded monthly (4.11%, 2.74%, and 3.11% for 2014, 2013 and 2012, respectively). Mr. Craighead’s above-market earnings on his SRP accounts were $17,652, $0, and $0 for 2014, 2013, and 2012, respectively. Mr. Ragauss’ above-market earnings on his SRP accounts were $181,938, $382,156, and $131,880 for 2014, 2013, and 2012, respectively. Mr. Crain’s  above-market earnings on his SRP accounts were $35,209, $130,976, and $154,053 for 2014, 2013, and 2012, respectively. Mr. Chariag's above-market earnings on his IRP and SRP accounts were $2,862 and $99,101 for 2014 and 2013. Mr. Mathieson’s above-market earnings on his SRP accounts were $0 for 2014, 2013, and 2012.

(5)
Because Messrs. Craighead and Crain are eligible for retirement under the 2002 D&O Plan based upon their ages and years of service with the Company and, accordingly, their options will automatically vest upon retirement, the Company expenses the full value of their options upon grant for purposes of FASB ASC Topic 718.

(6)
Amount for 2014 includes (i) $377,260 that the Company contributed to Mr. Craighead's SRP account, (ii) $29,295 in dividends earned on his unvested restricted stock, (iii) $6,001 in life and disability insurance premiums paid by the Company on behalf of Mr. Craighead, (iv) $23,400 in employer matching and employer base contributions that the Company contributed to the Thrift Plan on behalf of Mr. Craighead; and (v) $11,466 for financial counseling.

(7)
The amount under the Bonus column for Ms. Ross for 2014 includes a sign-on bonus of $60,000 that was paid in 2014 and a bonus of $540,000 payable in March 2015 relating to the forfeiture of a bonus upon termination from her prior employer. The amount for 2014 in All Other Compensation includes (i) $1,167 in life and disability insurance premiums paid by the Company on behalf of Ms. Ross; (ii) $10,785 in employer matching and employer base contributions that the Company contributed to the Thrift Plan on behalf of Ms. Ross; and (iii) $1,973 for financial counseling.

(8)
The amount under the Bonus column for Mr. Ragauss for 2014 includes a bonus in the amount of $631,385 based on 90% of Mr. Ragauss' target bonus under the AICP and performance scorecard goals pro-rated based upon his retirement date of November 21, 2014. The amount for 2014 in All Other Compensation includes (i) $205,956 that the Company contributed to Mr. Ragauss' SRP account; (ii) $13,726 in dividends earned on his unvested restricted stock; (iii) $4,155 in life and disability insurance premiums paid by the Company on behalf of Mr. Ragauss; (iv) $24,700 in employer matching and employer base contributions that the Company contributed to the Thrift Plan on behalf of Mr. Ragauss; and (v) $12,576 for counseling.

(9)
Amount for 2014 includes (i) $180,170 that the Company contributed to Mr. Crain's SRP account; (ii) $10,744 in dividends earned on his unvested restricted stock; (iii) $4,403 in life and disability insurance premiums paid by the Company on behalf of Mr. Crain; (iv) $26,000 in employer matching and employer base contributions that the Company contributed to the Thrift Plan on behalf of Mr. Crain; and (v) $11,589 for financial counseling.

(10)
Amount for 2014 includes (i) $106,588 that the Company contributed to Mr. Chariag's SRP and IRP accounts; (ii) $13,173 in dividends earned on his unvested restricted stock; (iii) $7,224 in life and disability insurance premiums paid by the Company on behalf of Mr. Chariag; (iv) an allowance for travel and relocation expenses of $64,074; (v) $16,669 in employer matching and employer base contributions that the Company contributed to the Thrift Plan on behalf of Mr. Chariag; and (vi) $11,507 for financial counseling.

(11)
Amount for 2014 includes (i) $112,974 that the Company contributed to Mr. Mathieson's SRP account; (ii) $17,355 in dividends earned on his unvested restricted stock; (iii) $4,066 in life and disability insurance premiums paid by the Company on behalf of Mr. Mathieson; (iv) $20,800 in employer matching and employer base contributions that the Company contributed to the Thrift Plan on behalf of Mr. Mathieson; (v) $11,466 for financial counseling.

GRANTS OF PLAN-BASED AWARDS

This table discloses the number of stock options and restricted stock awards granted during 2014 and the grant date fair value of these awards. It also captures potential future payouts under the Company's non-equity and equity incentive plans.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (3) (#)	All Other Option Awards: Number of Securities Underlying Options (4) (#)	Exercise or Base Price of Option Awards (5) ($/Sh)	Closing Market Price on Date of Grant ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Martin S. Craighead	7/14/2014								69,267	72.70	73.42	1,329,926
	1/22/2014								88,723	56.73	56.78	1,328,183
	1/22/2014							53,675				3,777,647
	1/22/2014				—	46,007	92,014					2,896,141
	N/A	222,577	1,483,846	3,264,462

Kimberly A. Ross	10/22/2014							24,000				1,301,520
	10/22/2014				—	36,000	72,000					2,266,200
	N/A	19,846	132,308	291,077

Peter A. Ragauss	1/22/2014				—	—	—	39,132				2,754,110
	N/A	94,313	628,754	1,383,258

Alan R. Crain	7/14/2014								22,961	72.70	73.42	440,851
	1/22/2014								29,411	56.73	56.78	440,283
	1/22/2014							17,793				1,252,271
	1/22/2014				—	15,251	30,502					960,050
	N/A	89,063	593,754	1,306,258

Belgacem Chariag	7/14/2014								18,670	72.70	73.42	358,464
	7/14/2014							5,000				363,500
	1/22/2014								23,914	56.73	56.78	357,993
	1/22/2014							14,467				1,018,187
	1/22/2014				—	12,400	24,800					780,580
	N/A	83,031	553,538	1,217,785

Derek Mathieson	7/14/2014								17,277	72.70	73.42	331,718
	1/22/2014								22,129	56.73	56.78	331,271
	1/22/2014							13,387				942,177
	1/22/2014				—	11,475	22,950					722,351
	N/A	76,154	507,692	1,116,923
_________

(1)
Amounts represent potential payouts for the fiscal 2014 performance year under the AICP as well as potential payouts for bonuses based on the performance scorecard. If threshold levels of performance are not met, then the payout can be zero.

(2)
Amounts represent grants of performance unit awards settled in shares granted in January 2014. These awards cliff vest after three years if the performance criteria are met. For potential payout information, see the discussion on "Performance Units" in the Compensation Discussion & Analysis Section.

(3)
Amounts shown represent the number of shares of restricted stock units granted under the 2002 D&O Plan in 2014. Awards vest pro-rata over a three year period beginning on the first anniversary of the grant date, with the exception of Mr. Chariag's restricted stock award granted on July 14, 2014 which cliff vests on July 14, 2017. The NEOs have the right to receive and retain all regular cash dividends on the restricted stock awards before the awards vest. Dividends are accrued throughout the year on restricted stock units and paid out once the unit vests. The dividend rate is determined by the Board of Directors on a quarterly basis.

(4)	Amounts represent options granted in 2014 under the 2002 D&O Plan. Awards vest pro-rata over a three-year period beginning on the first anniversary of the grant date.

(5)	Our practice is that the exercise price for each stock option is the closing stock price of a share of our Common Stock on the last trading day before the date of grant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2014 for the PEO and each NEO. The table also shows unvested and unearned stock awards assuming a market value of $56.07 per share (the closing market price of the Company's stock on December 31, 2014).

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price (1) ($)	Option Expiration Date (2)	Number of Shares or Units of Stock that have Not Vested (3) (#)	Market Value of Shares of Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Martin S. Craighead	—	69,267	72.70	7/14/2024	99,449	5,576,105	46,007	2,579,612
	—	88,723	56.73	1/22/2024
	29,688	59,378	47.75	7/24/2023
	31,344	62,689	45.21	1/24/2023
	59,320	29,660	39.30	7/16/2022
	49,130	24,566	47.44	1/25/2022
	22,300	—	77.00	7/19/2021
	27,600	—	62.32	1/26/2021
	27,500	—	49.17	7/21/2020
	2,115	—	47.28	1/19/2020
	3,427	—	29.18	1/21/2019
	9,716	—	77.20	8/11/2018
	10,674	—	69.92	1/23/2018
	9,801	—	82.28	7/25/2017
	3,400	—	67.16	3/30/2017
	4,391	—	68.54	1/24/2017
	4,133	—	80.73	7/27/2016
	3,543	—	75.06	1/25/2016

Kimberly A. Ross	—	—	—	—	24,000	1,345,680	36,000	2,018,520

Peter A. Ragauss	40,909	—	47.75	7/24/2023	39,132	2,194,131	—	—
	43,190	—	45.21	1/24/2023
	43,613	—	39.30	7/16/2022
	36,122	—	47.44	1/25/2022
	17,600	—	77.00	7/19/2021
	21,800	—	62.32	1/26/2021
	22,500	—	49.17	7/21/2020
	23,400	—	47.28	1/19/2020
	37,194	—	39.52	7/22/2019
	32,336	—	29.18	1/21/2019
	12,526	—	77.20	8/11/2018
	13,761	—	69.92	1/23/2018
	13,245	—	82.28	7/25/2017
	13,245	—	68.54	1/24/2017
	15,025	—	80.73	7/27/2016
	47,734	—	75.93	4/26/2016

Alan R. Crain	—	22,961	72.70	7/14/2024	34,581	1,938,957	15,251	855,124
	—	29,411	56.73	1/22/2024
	11,466	22,932	47.75	7/24/2023
	12,105	24,211	45.21	1/24/2023
	19,055	9,528	39.30	7/16/2022

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price (1) ($)	Option Expiration Date (2)	Number of Shares or Units of Stock that have Not Vested (3) (#)	Market Value of Shares of Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Alan R. Crain	15,782	7,891	47.44	1/25/2022
	12,500	—	77.00	7/19/2021
	1,604	—	62.32	1/26/2021
	14,600	—	49.17	7/21/2020
	10,134	—	47.28	1/19/2020
	7,982	—	39.52	7/22/2019
	8,158	—	29.18	1/21/2019
	9,824	—	77.20	8/11/2018
	10,793	—	69.92	1/23/2018
	11,471	—	82.28	7/25/2017
	9,461	—	68.54	1/24/2017
	13,500	—	80.73	7/27/2016
	10,500	—	75.06	1/25/2016
	2,347	—	42.60	1/26/2015

Belgacem Chariag	—	18,670	72.70	7/14/2024	45,166	2,532,458	12,400	695,268
	—	23,914	56.73	1/22/2024
	8,169	16,339	47.75	7/24/2023
	8,625	17,250	45.21	1/24/2023
	9,104	9,104	39.30	7/16/2022
	15,079	7,540	47.44	1/25/2022
	7,500	—	77.00	7/19/2021
	9,300	—	62.32	1/26/2021
	11,600	—	49.17	7/21/2020
	12,000	—	47.28	1/19/2020

Derek Mathieson	—	17,277	72.70	7/14/2024	40,504	2,271,059	11,475	643,403
	—	22,129	56.73	1/22/2024
	7,596	15,192	47.75	7/24/2023
	8,019	16,040	45.21	1/24/2023
	16,928	8,465	39.30	7/16/2022
	14,021	7,011	47.44	1/25/2022
	9,900	—	77.00	7/19/2021
	12,200	—	62.32	1/26/2021
	10,800	—	49.17	7/21/2020
	2,115	—	47.28	1/19/2020

____________

(1)	The exercise price is equal to the closing market price of a share of our Common Stock on the last trading day prior to the grant date.

(2)	Each option grant has a ten-year term. Each option generally vests pro rata as to one-third of the option grant beginning on the first anniversary of grant date.

(3)	Each restricted stock award generally vests either pro rata as to one-third of the grant beginning on the first anniversary of grant date or cliff vests on the third anniversary of the grant date.

(4)	Each performance unit award settled in stock cliff vests at the end of a three-year period beginning with the fiscal year of the grant.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth certain information regarding options and stock awards exercised and vested, respectively, during 2014 for the persons named in the Summary Compensation Table above.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise (1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (2) ($)
Martin S. Craighead	85,489	2,875,828	35,905	2,034,298
Kimberly A. Ross	—	—	—	—
Peter A. Ragauss	—	—	40,395	2,435,091
Alan R. Crain	16,588	215,048	26,028	1,471,918
Belgacem Chariag	—	—	14,050	781,460
Derek Mathieson	28,787	853,429	10,747	608,546
____________

(1)
The value realized upon the exercise of the option award is determined by multiplying the number of shares acquired on exercise by the difference between the market price of the stock at exercise and the exercise price of the option.

(2)	The value realized upon the vesting of the stock awards is determined by multiplying the number of shares of stock by the closing price of the stock on the last trading date prior to the vesting date.

PENSION BENEFITS

The following table discloses the years of credited service of, present single-sum value of the accrued benefits for, and payments during the last fiscal year to each of the PEO and other NEOs under the Pension Plan. See “Compensation Discussion & Analysis, Employee Benefits, Retirement Plans” for a detailed description of the benefits provided under the Pension Plan.

Name	Plan Name	Number of Years Credited Service (1) (#)		Present Value of Accumulated Benefit (2) ($)	Payments During Last Fiscal Year ($)
Martin S. Craighead	Pension Plan	13		126,071	—
Kimberly A. Ross	Pension Plan	—		3,992	—
Peter A. Ragauss	Pension Plan	8	(3)	93,352	—
Alan R. Crain	Pension Plan	13	(3)	154,333	—
Belgacem Chariag	Pension Plan	5		9,239	—
Derek Mathieson	Pension Plan	6		39,567	—
____________

(1)	The number of years of credited service is less than the actual years of service for Messrs. Craighead and Crain because the Pension Plan was not adopted until 2002.

(2)
For a discussion of valuation assumptions, see “Note 12 - Employee Benefit Plans” of the Notes to Consolidated Financial Statements included in our Annual Report under Item 8 of the Form 10-K for the year ended December 31, 2014.

(3)
Messrs. Ragauss and Crain are eligible for early retirement (as that term is defined under the Pension Plan) which allows them to receive their plan benefits on that early retirement date rather than waiting until the normal retirement age of 65.

NONQUALIFIED DEFERRED COMPENSATION

The following table discloses contributions, earnings and balances to each of the PEO and other NEOs under the SRP that provides for compensation deferral on a non-tax-qualified basis. See “Compensation Discussion & Analysis, Employee Benefits, Retirement Plans” for a detailed description of the deferred compensation benefits.

Name	Executive Contributions in Last FY (1) ($)	Registrant Contributions In Last FY (2) ($)	Aggregate Earnings In Last FY ($)	Aggregate Withdrawals/Distributions ($)	Aggregate Balance at Last FYE (3) ($)
Martin S. Craighead	350,646	377,260	120,337	—	3,299,939
Kimberly A. Ross	—	—	—	—	—
Peter A. Ragauss	48,903	205,956	261,263	—	2,410,077
Alan R. Crain	44,532	180,170	132,734	—	2,685,916
Belgacem Chariag (4)	54,660	106,588	29,456	—	825,731
Derek Mathieson	103,271	112,974	23	(119,732)	484,940
____________

(1)	Amounts shown in the “Executive Contributions in Last FY” column are also included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table.

(2)	Amounts shown in the “Registrant Contributions in Last FY” column are also included in the “All Other Compensation” column of the Summary Compensation Table.

(3)
Of the totals in this column, the following amounts, which represent executive and registrant contributions attributable to 2014, are also reported in the Summary Compensation Table: Mr. Craighead, $727,906; Ms. Ross, $0; Mr. Ragauss, $254,859; Mr. Crain, $224,702; Mr. Chariag, $161,248; and Mr. Mathieson, $216,245. In addition, the executive and registrant contributions for years prior to 2014 made on behalf of each NEO were previously reported in the Summary Compensation Tables for prior years to the extent the NEOs were named executive officers in prior years.

(4)	Amounts for Mr. Chariag are based on his participation in the IRP to July 2014, and his participation in the SRP beginning in July 2014.

POTENTIAL PAYMENTS UPON CHANGE IN CONTROL OR TERMINATION

We have entered into Change in Control Agreements with each of the Senior Executives. The agreements are intended to provide for continuity of management in the event of a change of control. The term of each agreement is for a three-year period and automatically extends for an additional two years from the effective date of the agreement unless we have given eighteen months prior notice that the agreement will not be extended.

If the pending merger with Halliburton Company is completed, it will constitute a Change in Control under the Change in Control Agreements.

Payments in the Event of a Change in Control

If a Change in Control were to have occurred on December 31, 2014, whether or not the Senior Executive incurred a termination of employment in connection with the Change in Control, the Senior Executive would have become entitled to receive the following under the terms of the Change in Control Agreements, the SRP, the AICP and awards under the 2002 D&O Plan:

•	all outstanding options to acquire our stock would have become fully vested and immediately exercisable;

•	all outstanding restricted stock awards and restricted stock units would have become fully vested and non-forfeitable;

•
a lump-sum cash payment in an amount equal to $100 multiplied by the number of performance units (settled in cash) specified in the Senior Executive's performance unit award agreement, multiplied by the number of days during the performance period through December 31, 2014, divided by the number of days during the performance period;

•
shares equal to the number of performance units (settled in shares) specified in the Senior Executive's performance unit award agreement, multiplied by the number of days during the performance period through December 31, 2014, divided by the number of days during the performance period;

•
for grandfathered Senior Executives, a lump-sum cash payment (a “gross-up” payment) in an amount equal to the excise taxes that may be imposed under the “golden parachute” rules on payments and benefits received in connection with the Change in Control. The gross-up payment would make the Senior Executive whole for the excise taxes (and for all taxes on the gross-up payment) in respect of payments and benefits received pursuant to all the Company's plans, agreements and arrangements (including for example, acceleration of vesting of equity awards);

•	accelerated vesting of all the Senior Executive's accounts under the SRP, to the extent not already vested;

•
reimbursement for any legal fees and expenses incurred by the Senior Executive in seeking in good faith to enforce the Change in Control Agreement or in connection with any tax audit or proceeding relating to the application of parachute payment excise taxes to any payment or benefit under the Change in Control Agreement; and

•
an amount equal to his/her AICP bonus computed as if the target level of performance had been achieved, multiplied by a fraction, the numerator of which is the number of the Senior Executive's months of participation during the calendar year through the date of Change in Control, and the denominator of which is 12.

In general, “Change in Control” means

•	the individuals who are incumbent directors cease for any reason to constitute a majority of the members of our Board of Directors;

•
the consummation of a merger of us or our affiliate with another entity, such as the pending merger with Halliburton, unless the individuals and entities who were the beneficial owners of our voting securities outstanding immediately prior to such merger own, directly or indirectly, at least 50% of the combined voting power of our voting securities, the surviving entity or the parent of the surviving entity outstanding immediately after such merger;

•
any person, other than us, our affiliate or another specified owner (as defined in the Change in Control Agreements), becomes a beneficial owner, directly or indirectly, of our securities representing 30% or more of the combined voting power of our then outstanding voting securities;

•
a sale, transfer, lease or other disposition of all or substantially all of our assets (as defined in the Change in Control Agreements) is consummated (an “asset sale”), unless (i) the individuals and entities who were the beneficial owners of our voting securities immediately prior to such asset sale own, directly or indirectly, 50% or more of the combined voting power of the voting securities of the entity that acquires such assets in such asset sale or its parent immediately after such asset sale in substantially the same proportions as their ownership of our voting securities immediately prior to such asset sale or (ii) the individuals who comprise our Board of Directors immediately prior to such asset sale constitute a majority of the board of directors or other governing body of either the entity that acquired such assets in such asset sale or its parent (or a majority plus one member where such board or other governing body is comprised of an odd number of directors); or

•	our stockholders approve a plan of complete liquidation or dissolution of us.

Payments in the Event of a Change in Control and Termination of Employment by the Senior Executive for Good Reason or by the Company or its Successor Without Cause

Pursuant to the Change in Control Agreements, the Company (or its successor) will pay severance benefits to a Senior Executive if the Senior Executive's employment is terminated following, or in connection with, a Change in Control, unless: (i) the Senior Executive resigns without good reason; (ii) the Company terminated the employment of the Senior Executive for cause; or (iii) the employment of the Senior Executive is terminated by reason of death or disability.

If a Senior Executive meets the criteria for payment of severance benefits due to termination of employment following a Change of Control, the Senior Executive will receive the following benefits in addition to the benefits described above under “Payments in the Event of a Change in Control":

•	a lump-sum payment equal to three times the Senior Executive's highest base salary (as defined in the Change of Control Agreement);

•
a lump-sum payment equal to the Senior Executive's highest bonus amount (as defined in the Change of Control Agreement), prorated based upon the number of days of his/her service during the performance period (reduced by any payments received by the Senior Executive under the Company's AICP, in connection with the Change in Control if the Senior Executive's termination of employment occurs during the same calendar year in which the Change in Control occurs);

•
a lump-sum payment equal to three times the greater of (i) the Senior Executive's earned highest bonus amount or (ii) the Senior Executive's highest base salary multiplied by the Senior Executive's applicable multiple, which, as of December 31, 2014 was 1.2 for Messrs. Craighead, Crain and Mathieson, 1.0 for Ms. Ross and .80 for Mr. Chariag;

•	continuation of accident and health insurance benefits for an additional three years;

•
a lump-sum payment equal to the sum of (i) the cost of the Senior Executive's perquisites in effect prior to his/her termination of employment for the remainder of the calendar year and (ii) the cost of the Senior Executive's perquisites in effect prior to his/her termination of employment for an additional three years;

•
a lump-sum payment equal to the undiscounted value of the benefits the Senior Executive would have received had the Senior Executive continued to participate in the Thrift Plan, the Pension Plan and the SRP for an additional three years, assuming for this purpose that:

(1)	the Senior Executive's compensation during that three-year period were his/her highest base salary and highest bonus amount; and

(2)	the Senior Executive's contributions to and accruals under those plans remained at the levels in effect as of the date of the Change in Control or the date of termination, whichever is greater;

•	eligibility for our retiree medical program if the Senior Executive would have become entitled to participate in that program had he/she remained employed for an additional three years(1);

•	a lump-sum payment equivalent to 36 multiplied by the monthly basic life insurance premium applicable to the Senior Executive's basic life insurance coverage on the date of termination;

•	a lump-sum payment of $30,000 for outplacement services; and

•
a lump-sum payment equal to the amount of interest that would be earned on any of the foregoing payments subject to a six-month payment delay under Section 409A using the six-month London Interbank Offered Rate plus two percentage points, excluding Mr. Chariag.

Payments Upon Death or Disability

If the Senior Executive had terminated employment with us on December 31, 2014 due to death or disability, the Senior Executive would have received the following:

•	all outstanding restricted stock awards granted by us would have become fully vested and non-forfeitable;

•	all outstanding stock options granted by us would have become fully vested and exercisable;

•
a lump-sum cash payment in an amount equal to $100 multiplied by the number of performance units (settled in cash) specified in the Senior Executive's performance unit award agreement, multiplied by the number of days during the performance period through December 31, 2014, divided by the number of days during the performance period;

•
shares equal to the number of performance units (settled in shares) specified in the Senior Executive's performance unit award agreement, multiplied by the number of days during the performance period through December 31, 2014, divided by the number of days during the performance period;

•	accelerated vesting of all the Senior Executive's accounts under the SRP, to the extent not already vested; and

•	an amount equal to the Senior Executive's earned AICP bonus, prorated based upon the number of months of the Senior Executive's participation in the AICP during the calendar year.

Payments Upon Retirement

If the Senior Executive had terminated employment on December 31, 2014 and met the eligibility requirements for retirement under the 2002 D&O Plan and the AICP, the Senior Executive would have received the following benefits:

•	all outstanding stock options granted by us would have become fully vested and exercisable;

•
a lump-sum cash payment in an amount equal to the applicable performance unit value multiplied by the number of performance units specified in the Senior Executive's performance unit award agreement, multiplied by the number of days during the performance period through December 30, 2014, divided by the number of days during the performance period;

(1) The value of this benefit is the aggregate value of the medical coverage utilizing the assumptions applied under FASB ASC Topic 715, Compensation-Retirement Benefits.

•
shares equal to the number of performance units (settled in shares) specified in the Senior Executive's performance unit award agreement, multiplied by the number of days during the performance period through December 31, 2014, divided by the number of days during the performance period;

•	accelerated vesting of all the Senior Executive's accounts under the SRP, to the extent not already vested; and

•	an amount equal to the Senior Executive's earned AICP bonus, prorated based upon the number of months of the Senior Executive's participation in the AICP during the calendar year.

Payments Upon Involuntary Termination of Employment Not In Connection With a Change in Control

The Baker Hughes Executive Severance Plan provides for payment of certain benefits to the Senior Executives as a result of an involuntary termination of employment provided that (i) the executive signs a release agreement substantially similar to the form of release agreement set forth in the Executive Severance Plan, (ii) during the two-year period commencing on the date of termination of employment the Senior Executive complies with the non-competition and non-solicitation agreements contained in the Executive Severance Plan and (iii) the executive does not disclose our confidential information. Any amounts payable under the Executive Severance Plan are reduced by the amount of any severance payments payable to the Senior Executive by us under any other plan, program or individual contractual arrangement.

If the Senior Executive meets the criteria for payment of severance benefits due to an involuntary termination, we will pay the Senior Executive the following benefits:

•	a lump-sum cash payment equal to one and one-half times the Senior Executive's annual base salary in effect immediately prior to his/her termination of employment;

•	outplacement services for a period of 12 months, but not in excess of $10,000; and

•
if the Senior Executive's termination of employment results from a reduction of employment or the elimination of the Senior Executive's job, an amount equal to the Senior Executive's earned AICP bonus, prorated based upon the number of months of the Senior Executive's participation in the AICP during the calendar year.

Termination of Employment for Any Reason

If the Senior Executive had terminated employment with us on December 31, 2014 for any reason, including resignation or involuntary termination of employment for cause, the Senior Executive would have been entitled to receive those vested benefits to which the Senior Executive is entitled under the terms of the employee benefit plans in which the Senior Executive is a participant as of the Senior Executive's date of termination of employment. Unless the Senior Executive incurred a termination of employment by us for cause the Senior Executive would also have been entitled to any vested outstanding stock options.

The table below assumes a termination date or change in control date of December 31, 2014, the last business day of the fiscal year. The value of equity compensation awards (accelerated vesting of stock options and restricted stock awards/units) is based on the closing price of our common stock of $56.07 on the New York Stock Exchange on December 31, 2014, the last trading date of 2014. Mr. Ragauss retired on November 21, 2014 and was not eligible for additional benefits upon a change in control as of December 31, 2014.

	Martin S. Craighead ($)	Kimberly A. Ross (1) ($)	Alan R. Crain ($)	Belgacem Chariag ($)	Derek Mathieson ($)
Payments Upon a Change in Control Without Termination of Employment
Accelerated Vesting of Option Awards	—	—	—	541,020	503,055
Accelerated Vesting of Restricted Stock Awards	5,610,457	1,345,680	1,950,344	2,576,707	2,279,627
Payment in Settlement of Performance Unit Awards Settled in Cash	3,400,000	—	1,186,400	997,500	927,500
Payment in Settlement of Performance Unit Awards Settled in Shares	859,871	672,840	285,041	231,756	214,468
Excise Tax Gross-Up	—	—	—	—	—
Annual Incentive Bonus	890,308	120,000	356,252	332,123	304,615
TOTAL	10,760,636	2,138,520	3,778,037	4,679,106	4,229,265
Payments in the Event of a Change in Control and Termination of Employment With Good Reason or by the Company Without Cause
Accelerated Vesting of Option Awards	—	—	—	541,020	503,055
Accelerated Vesting of Restricted Stock Awards	5,610,457	1,345,680	1,950,344	2,576,707	2,279,627
Payment in Settlement of Performance Unit Awards Settled in Cash	3,400,000	—	1,186,400	997,500	927,500
Payment in Settlement of Performance Unit Awards Settled in Shares	859,871	672,840	285,041	231,756	214,468
Excise Tax Gross-Up	6,874,741	—	3,185,382	2,900,051	3,000,728
Severance Payment	8,250,000	4,800,000	4,950,000	3,780,000	4,224,000
Highest Bonus Amount Prorated	1,218,289	120,000	635,016	560,000	451,520
Continuation of Accident and Health Insurance Benefits	52,061	40,609	55,870	51,413	51,336
Perquisite Payment	68,414	50,400	61,659	50,400	50,400
Payment for Loss of Thrift Plan, SRP and Pension Plan Accruals	1,014,411	311,034	598,706	486,059	396,306
Life Insurance Premium Payment	13,046	8,698	8,154	7,610	6,958
Outplacement Services	30,000	30,000	30,000	30,000	30,000
Retiree Medical	18,571	—	—	—	—
Interest Paid for Section 409A Six-Month Delay	113,972	—	69,616	—	57,017
TOTAL	27,523,833	7,379,261	13,016,188	12,212,516	12,192,915
Payments upon Death or Disability
Accelerated Vesting of Option Awards	—	—	—	541,020	503,055
Accelerated Vesting of Restricted Stock Awards	5,610,457	1,345,680	1,950,344	2,576,707	2,279,627
Payment in Settlement of Performance Unit Awards Settled in Cash	3,400,000	—	1,186,400	997,500	927,500
Payment in Settlement of Performance Unit Awards Settled in Shares	859,871	672,840	285,041	231,756	214,468
Annual Incentive Bonus (2)	890,308	79,385	356,252	332,123	304,615
TOTAL	10,760,636	2,097,905	3,778,037	4,679,106	4,229,265

	Martin S. Craighead ($)	Kimberly A. Ross ($)	Alan R. Crain ($)	Belgacem Chariag ($)	Derek Mathieson ($)
Payments upon Retirement (3)
Accelerated Vesting of Option Awards	—	—	—	—	—
Payment in Settlement of Performance Unit Awards Settled in Cash	3,400,000	—	1,186,400	—	—
Payment in Settlement of Performance Unit Awards Settled in Shares	—	—	285,041	—	—
Annual Incentive Bonus	—	—	356,252	—	—
TOTAL	3,400,000	—	1,827,693	—	—
Payments Upon Involuntary Termination of Employment Not in Connection with a Change of Control
1½x Base Salary	1,875,000	1,200,000	1,125,000	1,050,000	960,000
Outplacement Services	10,000	10,000	10,000	10,000	10,000
Annual Incentive Bonus (2)	890,308	79,385	356,252	332,123	304,615
TOTAL	2,775,308	1,289,385	1,491,252	1,392,123	1,274,615
____________

(1)
As of December 31, 2014, Ms. Ross did not have any have outstanding option awards or performance units (settled in cash). Pursuant to her Change in Control Agreement, she is not eligible for a "gross-up" payment.

(2)	The NEOs receive an amount equal to the earned AICP bonus, reduced so it reflects only participation prior to separation from service.

(3)
As of December 31, 2014, Mr. Crain is retirement eligible per the Performance Units (settled in cash and stock) and Stock Option Terms and Conditions and per the AICP. Mr. Craighead is only retirement eligible per the Performance Units (settled in cash) and Stock Option Terms and Conditions. Ms. Ross and Messrs. Mathieson and Chariag are not retirement eligible under the Performance Units and Stock Option Terms and Conditions or the AICP.

Compensation Committee Report

The Compensation Committee held six meetings during fiscal year 2014. As of October 22, 2014, Charles L. Watson was no longer qualified to serve as a member of the Compensation Committee as a result of the amount of business between the Company and FRL. Mr. Watson’s name appears with the other Compensation Committee members’ names in this report because he was serving as a member of the Compensation Committee at the time when certain actions summarized in the report were taken, but he did not participate in the review, discussions and recommendation with respect to the Compensation Discussion and Analysis in this Proxy Statement. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Compensation Committee, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement to be delivered to stockholders.

Anthony G. Fernandes (Chair)
Gregory D. Brenneman
Clarence P. Cazalot, Jr.
William H. Easter III
Claire W. Gargalli
Pierre H. Jungels
Charles L. Watson

Compensation Committee Interlocks and Insider Participation

As of December 31, 2014, the Compensation Committee consisted of Anthony G. Fernandes (Chair), Messrs. Brenneman, Cazalot, Easter and Jungels and Ms. Gargalli, all of whom were independent directors. Mr. Charles L. Watson served as a member of the Compensation Committee until October 2014. None of the members of the Compensation Committee who served during 2014 has served as an officer or employee of the Company and none of the Company's executive officers has served as a member of a compensation committee or board of directors of any other entity which has an executive officer serving as a member of the Company's Board of Directors. Our Board determined that Mr. Watson was no longer qualified to serve on the Compensation Committee because of the amount of business done in 2014 between the Company and FRL. During 2014, the Company made payments of approximately $916,093 to FRL for services and products. As a result of the Board’s determination, Mr. Watson stopped serving as a member of our Compensation Committee on October 22, 2014. The Board is satisfied that the business relationship between the Company and FRL is in the best interests of the Company as is Mr. Watson’s continued service on the Board and nomination for re-election as a director at the Annual Meeting.

Director Compensation
The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of the Company's directors, with the exception of Mr. Craighead during the fiscal year ended 2014. For a description of the fees and other awards payable to the Company's directors, please refer to the section titled “Corporate Governance - Board of Directors” contained elsewhere in this Proxy Statement.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	All Other Compensation (2) ($)	Total ($)
Larry D. Brady	112,500	174,996	2,602	290,098
Gregory D. Brenneman	57,500	100,149	13,461	171,110
Clarence P. Cazalot, Jr.	115,000	174,996	2,602	292,598
William H. Easter, III	55,000	100,149	485	155,634
Lynn L. Elsenhans	122,500	174,996	1,972	299.468
Anthony G. Fernandes	107,500	174,996	16,017	298,513
Claire W. Gargalli	115,000	174,996	2,602	292,598
Pierre H. Jungels	110,000	174,996	2,602	287,598
James A. Lash	125,000	174,996	2,602	302,598
J. Larry Nichols	140,000	174,996	2,602	317,598
James W. Stewart	107,500	174,996	2,602	285,098
Charles L. Watson	115,000	174,996	2,602	292,598
____________

(1)
In accordance with the director fee schedule effective January 1, 2014, each director received equity in a total amount of $175,000, in the form of restricted stock units. Option awards are not granted except to the extent a director has elected payment of his or her retainer and committee fees through option grants pursuant to the Deferral Plan. A restricted stock unit award was made on January 23, 2014. The amounts included in the Stock Awards column represents the aggregate grant date fair value of the awards made to non-management directors computed in accordance with FASB ASC Topic 718. The value ultimately realized by the director upon the actual vesting of the awards or the exercise of the stock options may or may not be equal to the FASB ASC Topic 718 determined value. For a discussion of valuation assumptions, see “Note 5 - Stock-Based Compensation” of the Notes to Consolidated Financial Statements included in our annual report under Item 8 of the Form 10-K for the year ended December 31, 2014.

The following table shows the aggregate number of stock awards and option awards outstanding for each director as of December 31, 2014.

Name	Aggregate Stock Awards Outstanding as of December 31 (#)	Aggregate Option Awards Outstanding as of December 31 (#)	Grant Date Fair Value of Stock and Option Awards made during 2014 ($)
Larry D. Brady	4,066	11,266	174,996
Gregory D. Brenneman	1,425	—	100,149
Clarence P. Cazalot, Jr.	4,066	11,266	174,996
William H. Easter III	1,425	—	100,149
Lynn L. Elsenhans	3,082	19,768	174,996
Anthony G. Fernandes	4,066	11,266	174,996
Claire W. Gargalli	4,066	11,266	174,996
Pierre H. Jungels	4,066	10,933	174,996
James A. Lash	4,066	7,595	174,996
J. Larry Nichols	4,066	11,266	174,996
James W. Stewart	4,066	7,856	174,996
Charles L. Watson	4,066	11,266	174,996

(2)
The amount in "All Other Compensation" reflects the dividends paid or accrued during the year ended December 31, 2014 on unvested restricted stock or unit awards. The spouses of Messrs. Brady, Brenneman, Easter, Fernandes, Lash, Nichols and Watson and Ms. Elsenhans attended a Board of Directors meeting in 2014. The "All Other Compensation" amount for Messrs. Brenneman and Fernandes includes airfare reimbursement and expenses for their spouses. The expenses for the other spouses were less than $10,000.

Proposal No. 2
Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC's rules. The proposal, commonly known as a “say on pay” proposal, gives our stockholders the opportunity to express their views on the Company's executive compensation. Because this is an advisory vote, this proposal is not binding upon the Company; however, the Compensation Committee, which is responsible for designing and administering the Company's executive compensation program, values the opinions expressed by stockholders in their vote on this proposal.

As discussed previously in the Compensation Discussion and Analysis section, we believe that our compensation policies and decisions are focused on pay for performance principles, as well as being strongly aligned with the long-term interests of our stockholders and being competitive in the marketplace. The Company's principal compensation policies, which enable the Company to attract and retain strong and experienced senior executives, include:

•	rewarding performance that supports the Company's core values of integrity, teamwork, performance, learning and courage;

•	providing a significant percentage of total compensation that is variable because it is at risk, based on predetermined performance criteria;

•	requiring significant stock holdings to align the interests of senior executives with those of stockholders;

•	designing competitive total compensation and rewards programs to enhance our ability to attract and retain knowledgeable and experienced senior executives; and

•	setting compensation and incentive levels that reflect competitive market practices.

We are asking our stockholders to indicate their support for our named executive officer compensation program as described in this Proxy Statement. This is an advisory vote to approve named executive officer compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote FOR the following resolution at the Annual Meeting:

“RESOLVED, that the Company's stockholders approve, on an advisory basis, the named executive officer compensation, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis, compensation tables and narrative disclosures, of the SEC's rules.”

Recommendation of the Board of Directors

Your Board of Directors recommends a vote FOR approval, on an advisory basis, of the compensation programs of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis, compensation tables and narrative disclosures, of the SEC's rules.

Audit/Ethics Committee Report

The Audit/Ethics Committee is comprised of five members, each of whom is independent, as defined by the standards of the NYSE, the rules of the SEC, and under the Company's policy for director independence (“Policy for Director Independence”). Under the Charter of the Audit/Ethics Committee, the Audit/Ethics Committee assists the Board of Directors in overseeing matters relating to the accounting and reporting practices of the Company, the adequacy of the Company's disclosure controls and internal controls, the quality and integrity of the quarterly and annual financial statements of the Company, the performance of the Company's internal audit function and the review and pre-approval of the current year audit and non-audit fees with the Company's Independent Registered Public Accounting Firm. The Audit/Ethics Committee also oversees the Company's policies with respect to risk assessment and risk management and compliance programs relating to legal and regulatory requirements.

During the year ended December 31, 2014, the Audit/Ethics Committee held eleven meetings and otherwise met and communicated with management and with Deloitte & Touche LLP (“Deloitte & Touche”), the Company's Independent Registered Public Accounting Firm for 2014. Deloitte & Touche discussed with the Audit/Ethics Committee various matters under applicable auditing standards, including information regarding the scope and results of the audit and other matters required to be discussed by the Statement on Auditing Standards No. 16, “Communications with Audit Committees.” The Audit/Ethics Committee also discussed with Deloitte & Touche its independence from the Company and received the written disclosures and the letter from Deloitte & Touche concerning independence as required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence.” The Audit/Ethics Committee also reviewed the provision of services by Deloitte & Touche not related to the audit of the Company's financial statements and not related to the review of the Company's interim financial statements as it pertains to the independence of Deloitte & Touche. Deloitte & Touche also periodically reported the progress of its audit of the effectiveness of the Company's internal control over financial reporting.

The Audit/Ethics Committee reviewed and discussed with management the Company's financial results prior to the release of earnings. In addition, the Audit/Ethics Committee reviewed and discussed with management, the Company's internal auditors and Deloitte & Touche, the interim financial information included in the March 31, 2014, June 30, 2014 and September 30, 2014 Form 10-Qs prior to their being filed with the SEC. The Audit/Ethics Committee also reviewed and discussed the Company's audited financial statements for the year ended December 31, 2014 with management, the Company's internal auditors and Deloitte & Touche. Deloitte & Touche informed the Audit/Ethics Committee that the Company's audited financial statements are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States of America. The Audit/Ethics Committee also monitored and reviewed the Company's procedures and policies relating to the requirements of Section 404 of SOX and related regulations.

Based on the review and discussions referred to above, and such other matters deemed relevant and appropriate by the Audit/Ethics Committee, the Audit/Ethics Committee recommended to the Board of Directors, and the Board has approved, that the financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2014.

James A. Lash (Chairman)
Larry D. Brady
Gregory D. Brenneman
Clarence P. Cazalot, Jr.
J. Larry Nichols

Fees Paid to Deloitte & Touche LLP

Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte Entities”) billed or will bill the Company or its subsidiaries for the aggregate fees set forth in the table below for services provided during 2014 and 2013. These amounts include fees paid or to be paid by the Company for (i) professional services rendered for the audit of the Company's annual financial statements, review of quarterly financial statements and audit services related to the effectiveness of the Company's internal control over financial reporting, (ii) assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and (iii) professional services rendered for tax compliance, tax advice, and tax planning.

	2014 $	2013 $
	(in millions)	(in millions)
Audit fees	14.3	14.1
Audit-related fees	0.4	0.5
Tax fees	2.2	1.5
All Other	0.7	0.3
Total	17.6	16.4

Audit fees include fees related to the audit of the Company's annual financial statements, including fees related to the statutory audit requirements of most of our subsidiaries in foreign countries, review of quarterly financial statements and audit services related to the effectiveness of the Company's internal control over financial reporting. Audit-related fees are primarily for audit services not directly related to the Company's annual financial statements, for example audits related to possible divestitures or reorganization activities, assistance in connection with various registration statements and debt offerings, proxy statements and similar matters.

Tax fees are primarily for the preparation of income, payroll, value added and various other miscellaneous tax returns in 36 of the more than 80 countries where the Company operates. The Company also incurs local country tax advisory services in these countries. Examples of these kinds of services are assistance with audits by the local country tax authorities, acquisition and disposition advice, consultation regarding changes in legislation or rulings and advice on the tax effect of other structuring and operational matters.

In addition to the above services and fees, Deloitte Entities provide audit and other services to various Company-sponsored benefit plans which fees are incurred by and paid by the respective plans. Fees paid to Deloitte Entities for these services totaled approximately $0.3 million in 2014 and $0.4 million in 2013.

Pre-Approval Policies and Procedures

The Audit/Ethics Committee has adopted guidelines for the pre-approval of all audit and permitted non-audit services by the Company's Independent Registered Public Accounting Firm. The Audit/Ethics Committee will consider annually and, if appropriate, approve the provision of audit services by its Independent Registered Public Accounting Firm and consider and, if appropriate, pre-approve the provision of certain defined audit and non-audit services. The Audit/Ethics Committee will also consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved. All of the services and related fees described above under “audit fees,” “audit-related fees," “tax fees” and "all other" were approved under the Guidelines for Pre-Approval of Audit and Non-Audit Services of the Independent Registered Public Accounting Firm and pursuant to Section 202 of SOX.

Proposal No. 3
Ratification of the Company's Independent Registered Public Accounting Firm

The Audit/Ethics Committee has selected the firm of Deloitte & Touche as our Independent Registered Public Accounting Firm to audit the Company's books and accounts for the year ending December 31, 2015. Deloitte & Touche served as our Independent Registered Public Accounting Firm for fiscal year 2014. While the Audit/Ethics Committee is responsible for the appointment, compensation, retention, termination and oversight of the Independent Registered Public Accounting Firm, we are requesting, as a matter of good corporate governance, that the stockholders ratify the appointment of Deloitte & Touche as our principal Independent Registered Public Accounting Firm. If the stockholders fail to ratify the selection, the Audit/Ethics Committee will reconsider whether to retain Deloitte & Touche and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the Audit/Ethics Committee may, in its discretion, direct the appointment of a different Independent Registered Public Accounting Firm at any time during the year if it determines that such change would be in the Company's best interests and in the best interests of our stockholders.

Deloitte & Touche's representatives will be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, as well as to respond to appropriate questions asked by our stockholders.

Recommendation of the Board of Directors

Your Board of Directors recommends a vote FOR ratification of the selection of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for 2015.

Annual Report

The 2014 Annual Report on Form 10-K of the Company (the “Annual Report”), which includes audited financial statements for the fiscal year ended December 31, 2014, accompanies this Proxy Statement only if you have requested that a copy of this Proxy Statement be mailed to you. The Annual Report is also available electronically by following the instructions in the E-Proxy Notice, as described in the “Proxy Statement - Information About the Notice of Internet Availability of Proxy Materials” section of this Proxy Statement. However, the Annual Report is not part of the proxy soliciting information. In addition, a copy of our Annual Report is available in print at no cost to any stockholder that requests it by writing to us at Corporate Secretary, c/o Baker Hughes Incorporated, 2929 Allen Parkway, Suite 2100, Houston, Texas 77019.

Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing by Baker Hughes under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled “Compensation Committee Report” and “Audit/Ethics Committee Report” (to the extent permitted by the rules of the SEC) will not be deemed incorporated unless specifically provided otherwise in such filing. Information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing that we make with the SEC.

Stockholder Proposals

Proposals of stockholders intended to be presented at the 2016 Annual Meeting must be received by the Company between November 4, 2015 and December 4, 2015 to be properly brought before the 2016 Annual Meeting and to be considered for inclusion in the Proxy Statement and form of proxy relating to that meeting. Such proposals should be mailed to the Company's Corporate Secretary, c/o Baker Hughes Incorporated, 2929 Allen Parkway, Suite 2100, Houston, Texas 77019. Nominations of directors by stockholders must be received by the Chairperson of the Governance and HS&E Committee of the Company's Board of Directors, P.O. Box 4740, Houston, Texas 77210-4740 or the Corporate Secretary, c/o Baker Hughes Incorporated, 2929 Allen Parkway, Suite 2100, Houston, Texas 77019 between November 4, 2015 and December 4, 2015 to be properly nominated before the 2015 Annual Meeting, although the Company is not required to include such nominees in its Proxy Statement.

Other Matters

The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any additional matter should be presented properly, it is intended that the enclosed proxy will be voted in accordance with the discretion of the persons named in the proxy.

ANNEX A

BAKER HUGHES INCORPORATED

CORPORATE GOVERNANCE GUIDELINES
(As Amended and Restated June 5, 2014)

These Baker Hughes Incorporated Corporate Governance Guidelines are established by the Board of Directors (“Board”) as the principles for conduct of the Company’s business affairs to benefit its stockholders.

Board

The responsibility of the members of the Board is to exercise their business judgment to act in what they reasonably believe to be in the best interest of the Company and its stockholders. In addition to the Board’s general oversight of management’s performance of its responsibilities, the principal functions of the Board acting directly or through its Committees (as defined in “Committees of the Board”) include:

•	Providing effective oversight of the governance of the affairs of the Company in order to maximize long-term benefit to the stockholders;

•	Maintaining a viable succession plan for the office of the Chief Executive Officer (“CEO”) of the Company and other members of senior management;

•	Evaluating the performance of the Board and identifying and recruiting new members for the Board;

•	Reviewing and approving long-term business plans;

•	Appointing, approving the compensation and overseeing the work of the independent auditors;

•	Overseeing certain compliance related issues, including accounting, internal audit, disclosure controls and internal controls, enterprise risk management and environmental policies;

•	Reviewing quarterly earnings release and quarterly and annual financial statements to be filed with the Securities and Exchange Commission (“SEC”);

•	Evaluating and setting the compensation of the CEO and other members of senior management; and

•	Adopting an appropriate governance policy.

Selection and Qualification of Directors

The Governance and Health, Safety and Environmental Committee (the “Governance and HS&E Committee”) will annually assess the needs of the Company and the Board in order to recommend to the Board the director candidates who will further the goals of the Company in representing the long-term interests of the stockholders. In particular, the Governance and HS&E Committee will assess the special skills, expertise and backgrounds relevant to the Company’s business to determine whether or not a candidate has the character traits and breadth of business knowledge to make him or her an effective director, based on previously established criteria, as described in Exhibit A, “Guidelines for Membership on the Board of Directors”. The Governance and HS&E Committee will annually assess the contributions of the directors whose terms expire at the next Annual Meeting of Stockholders and recommend to the Board if they should be nominated for re-election by stockholders. The Board will propose a slate of nominees to the stockholders for election to the Board at the next Annual Meeting, as described in Exhibit B, “Selection Process for New Board of Directors Candidates.”

Independence

The Board will be comprised of a majority of directors who qualify as independent directors under the listing standards of the New York Stock Exchange (“NYSE”), as described in Exhibit C, “Policy for Director Independence, Audit/Ethics Committee Members and Audit Committee Financial Expert.” Annually, the Board will review the relationship that each director has with the Company to determine that the director has no material relationship with the Company, its affiliates or any member of the senior management of the Company, subject to additional qualifications prescribed under the listing standards of the NYSE. The Company will not make any personal loans or extensions of credit to directors or executive officers.

Size and Term of the Board
In accordance with the Company’s Bylaws, the Board determines the number of directors on the Board, which currently will consist of not more than 13 directors. In accordance with the Company’s Restated Certificate of Incorporation, at each Annual Meeting of Stockholders, directors shall be elected for a term of one year ending on the date of the Annual Meeting of Stockholders following the annual meeting at which the directors were elected and will serve until their successors are elected and qualified or until his or her earlier death, retirement, resignation or removal. Stockholders may propose nominees for consideration by the Governance and HS&E Committee, as described in Exhibit D, “Policy and Submission Procedures for Stockholder Recommended Director Candidates,” by submitting within the prescribed time period the name and supporting information to: Chairman, Governance and HS&E Committee of the Board of Directors, P.O. Box 4740, Houston, Texas 77210-4740 or to the Corporate Secretary, c/o Baker Hughes Incorporated 2929 Allen Parkway, Suite 2100, Houston, Texas 77019-2118 to be properly nominated before the next Annual Meeting of Stockholders, although the Company is not required to include such nominees in its proxy statement. Between such annual meetings, the Board may elect directors to serve until the next annual meeting.

Voting for Directors

Any nominee for director in an uncontested election who receives a “withhold” vote representing a majority of the votes cast for his or her election will be required to submit a letter of resignation to the Governance and HS&E Committee of the Board of Directors. The Governance and HS&E Committee will consider all of the relevant facts and circumstances and recommend to the Board of Directors whether or not the resignation should be accepted. For the purposes of this Section, an “uncontested election” shall mean an election in which the number of nominees as of the record date for the meeting at which directors are to be elected does not exceed the number of directors to be elected at such meeting.

Director Orientation and Continuing Education

The Governance and HS&E Committee will periodically review and recommend to the Board a director orientation program that includes an initial and continuing orientations providing the director with comprehensive information about the Company’s business, one-on-one meetings with senior management and other officers of the Company, an overview of the Director Reference Manual and tours of the Company’s operations. The directors will be provided with continuing education materials covering upcoming seminars and conferences.

Independent Advisors

The Board and the Committees of the Board have the right at any time to retain independent outside financial, legal or other advisors.

Executive Sessions

The Board will meet in executive session with the CEO after each Board meeting. In addition, the independent directors of the Company will meet in executive session following each regularly scheduled Board meeting without any inside director or Company executives present. These executive session discussions may include any topic relevant to the business affairs of the Company as determined by the independent directors.

Lead Director

The Governance and HS&E Committee will review and recommend to the Board a director to serve as Lead Director during executive sessions of the independent members of the Board. The Lead Director will be elected by the independent members of the Board; preside at all meetings of the Board of Directors at which the Chairman is not present, including executive sessions of independent directors; serve as liaison between the Chairman and the independent directors; have the authority to call meetings of the independent directors; work with the Chairman in developing Board meeting agendas, schedules, and information provided to the Board; and communicate with significant stockholders when appropriate on matters involving broad corporate policies and practices.

Stockholder Communications

In order to provide the stockholders of the Company and other interested parties with a direct and open line of communication to the Company’s Board, procedures have been established, as described in Exhibit E, “Stockholder Communications with the Board of Directors.”

Termination of Independent Director Status

In accordance with the Company’s Bylaws, an independent director shall not stand for reelection as a director of the Company at the Annual Meeting following any of the occurrences set forth below. The following provisions may be waived by the Board (excluding the affected director) if the Board determines that such waiver would be in the best interest of the Company and its stockholders.

Retirement:	The director's 72nd birthday.
Attendance:	Any fiscal year in which a director fails to attend at least 66% of the meetings of the Board and any Committees of the Board on which the director serves.

Termination of Inside Director Status

In accordance with the Company’s Bylaws, an inside director must resign from the Board: (i) at the time of any diminution of his or her responsibilities as an officer; (ii) at the time of termination of employment by the Company for any reason; or (iii) on the director’s 72nd birthday.

Conflict of Interest

The Board expects each director, as well as senior management and employees, to act ethically at all times. Independent directors may not serve on more than four other boards of publicly listed companies in addition to the Company’s Board of Directors. No officer of the Company may serve on a board of any company having a present or retired employee on the company’s Board. Additionally, officers of the Company may not serve as directors of any other publicly held companies without the approval of the Governance and HS&E Committee. The CEO may serve on no more than three boards of publicly held companies, while other officers may serve on no more than one board of a publicly held company or for-profit company. Members of Audit/Ethics Committee of the Board may not simultaneously serve on the audit committees of more than three public companies. If an independent director serving on the Company’s Board is asked to join another board of directors, prior notice shall be given to the Chairman of the Governance and HS&E Committee and the Corporate Secretary of the Company. If an actual or potential conflict of interest arises for a director or senior management, the individual shall promptly inform the CEO or the Board. Any waivers of the Company’s Business Code of Conduct for a director or senior management will be determined by the Board or its designated Committee and will be publicly disclosed.

Board Compensation and Evaluation Procedures

Compensation: The Governance and HS&E Committee will annually review compensation to determine director compensation and recommend any changes to the Board.

Company Stock Ownership: Each independent director is expected to own at least five times his or her annual retainer in Company Common Stock. Such ownership level should be obtained within a reasonable period of time following the director’s election to the Board.

Evaluation: Any director may at any time provide the Chairman of the Governance and HS&E Committee an evaluation of another director. Questions and observations regarding the evaluation of a director will be referred, as necessary, to the Lead Director. The directors will perform an annual evaluation on the performance and effectiveness of the Audit/Ethics Committee in accordance with the regulations of the Public Company Accounting Oversight Board.

Board Functions

Board Meetings: The Board will hold five regular meetings per year to handle recurring business, with special meetings called as appropriate. Directors are expected to attend all scheduled Board and     Committee meetings.

Special Meetings: The number of scheduled Board meetings will vary with circumstances and special meetings will be called as necessary.

Annual Meetings of Stockholders: The Company’s Annual Meeting of Stockholders provides an opportunity each year for stockholders to ask questions of or otherwise communicate directly with members of the Company’s Board on matters relevant to the Company. It is the Company’s policy to request and encourage all of the Company’s directors and nominees for election as directors to attend in person the Annual Meeting of Stockholders.

Agenda Items: The Chairman will be responsible for setting the agenda for and presiding over the Board meetings. Individual directors are encouraged to contact the Chairman with respect to any proposed agenda items that the director believes should be on the agenda. The Corporate Secretary will endeavor to timely provide to the directors all written Board materials to be covered in regular meetings prior thereto.

Committees of the Board

The Board has constituted five standing Committees: Governance and HS&E Committee, Audit/Ethics Committee, Compensation Committee, Finance Committee and Executive Committee. Each Committee shall be comprised solely of independent directors, except for the Executive and Finance Committees. The Chairman of the Board serves on the Executive Committee. Any independent member of the Board may attend any Committee meeting as an observer.

The Governance and HS&E Committee annually proposes Committee assignments and chairmanships to the Board. Each Committee is elected by the Board, including the designation by the Board of one person to serve as Chairman of each Committee. On an annual basis, each Committee shall perform an evaluation of the Committee and its activities.

Governance and HS&E Committee

Purpose: The Committee’s purpose is to develop and recommend to the Board a set of corporate governance principles applicable to the Company (“Corporate Governance Guidelines”) and to oversee compliance with, conduct reviews of and recommend appropriate modifications to such Corporate Governance Guidelines. The Committee is also responsible for assisting the Board of Directors in providing oversight of the Company’s policies and management systems with respect to health, safety and environmental matters.

Principal Responsibilities: The Committee will have the oversight responsibility for recruiting and recommending candidates for election to the Board, with advice of the Company’s Chairman and CEO. The Committee will periodically conduct a review of criteria for Board membership against current needs of the Board to ensure timeliness of the criteria. The Committee will also be responsible for monitoring compliance with these Corporate Governance Guidelines adopted by the Board, and updating such guidelines when appropriate. The Committee will also review and recommend to the Board the annual retainer for members of the Board and Committees of the Board. The Committee’s Charter shall be posted on the Company’s website. The Committee shall be responsible for reviewing and, as appropriate, recommending changes to the health, safety and environmental policies of the Company and shall monitor compliance with such policies including related legislation and regulations.

Composition: The Committee will be comprised of not less than three nor more than six of its directors. All members of the Committee will be independent, as that term is defined in the NYSE corporate governance listing standards.

Meetings: The Committee will meet at least two times per year as determined by the Board with special meetings called by the Board or the Committee as necessary.

Audit/Ethics Committee

Purpose: The Committee’s purpose is to assist the Board with oversight of: (i) the integrity of the Company’s financial statements and reporting system, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditors. The Committee shall also prepare the Audit/Ethics Committee Report to be included in the Company’s proxy statement for the Annual Meeting of Stockholders, conduct an annual self-evaluation and carry out the duties and responsibilities set forth in its Charter.

Principal Responsibilities: The principal responsibilities of the Committee are: (i) to provide assistance to the Board in fulfilling its responsibility in matters relating to the accounting and reporting practices of the Company, the adequacy of the Company’s internal controls over financial reporting and disclosure controls and procedures; and the quality and integrity of the financial statements of the Company; and (ii) to oversee the Company’s compliance programs. The independent auditor is ultimately accountable to the Board and the Committee, as representatives of the Company’s stockholders, and shall report directly to the Committee. The Committee has the ultimate authority and direct responsibility to select, appoint, evaluate, compensate and oversee the work, and, if necessary, terminate and replace the independent auditor. The Committee shall conduct or authorize investigations into any matters within its scope of responsibilities.

The Committee shall engage independent counsel and other advisors, as the Committee deems necessary to carry out its duties. The Committee has the sole authority to approve the fees paid to any independent advisor retained by the Committee, and the Company will provide funding for such payments. The Company shall provide funding for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee will review the composition, expertise and availability of the Committee members on an annual basis. The Committee will also perform a self-evaluation of the Committee and its activities on an annual basis. The Committee will meet in executive session at each regularly scheduled meeting, including separate, private meetings with the independent auditors, internal auditors, general counsel and compliance officer. The Committee’s Charter shall be posted on the Company’s website.

The Committee’s compliance responsibilities will include the recommendation of and monitoring of compliance with the Company’s Business Code of Conduct and Foreign Corrupt Practices Act Policy, establishing formal procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or audit matters, (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters, and (iii) the protection of reporting employees from retaliation as described in Exhibit F, “Procedures for the Receipt, Retention and Treatment of Complaints”; reviewing in conjunction with counsel (i) any legal matters that could have significant impact on the organization’s financial statements; (ii) correspondence and material inquiries received from regulators or governmental agencies; and (iii) all matters relating to the ethics of the Company and its subsidiaries; coordinate the Company’s compliance with inquiries from any government officials concerning legal compliance in the areas covered by the Business Code of Conduct and the Foreign Corrupt Practices Act Policy; and review the Company’s compliance with its environmental policy on an annual basis.

Composition: The Committee will be comprised of not less than three non-employee directors who are (i) independent (as defined by Section 10A(m)(3) of the Securities Exchange Act of 1934 and the regulations thereunder and the NYSE) and (ii) financially literate (as interpreted by the Board in its business judgment). Such Committee members may not simultaneously serve on the audit committee of more than three publicly held companies, including the Company. At least one member of the Committee will have accounting or related financial management expertise and at least one member of the Committee will be an “audit committee financial expert,” as defined by the SEC. The audit committee financial expert must have: an understanding of GAAP and financial statements; experience in the (a) preparation, auditing, analyzing or evaluating of financial statements of generally comparable issuers and (b) application of such principles in connection with the accounting for estimates, accruals and reserves; an understanding of internal accounting controls and procedures for financial reporting; and an understanding of audit committee functions.

Meetings: The Committee meets at least five times per year as determined by the Board, with special meetings called by the Board or the Committee as necessary.

Compensation Committee

Purpose: The purpose of the Compensation Committee will be to discharge the Board’s responsibilities relating to compensation of the Company’s executives. The Committee will have overall responsibility for reviewing and evaluating and, as applicable, approving the officer compensation plans of the Company. It is also the purpose of the Committee to produce an annual report on executive compensation for inclusion in the Company’s proxy statement for the Annual Meeting of Stockholders.

Principal Responsibilities: The principal responsibility of the Committee will be to ensure that the senior executives of the Company are compensated effectively in a manner consistent with the stated compensation strategy of the Company, internal equity considerations and competitive practice. The Committee will also communicate to the stockholders of the Company, the Company’s compensation policies and the reasoning behind such policies as required by the rules and regulations of the SEC. These responsibilities include reviewing from time to time and approving the Company’s stated compensation strategy to ensure that management is rewarded appropriately for its contributions to Company growth and profitability and that the executive compensation strategy supports organization objectives and stockholder interests; reviewing compensation programs to ensure that such programs do not encourage unnecessary or unreasonable risk; reviewing and approving corporate goals and objectives relevant to CEO compensation, evaluating the CEO’s performance in light of those goals and objectives, and determining the CEO’s compensation level based on this evaluation; reviewing annually and determining the individual elements of total compensation of the CEO, including annual salary, annual bonus and long-term incentive compensation, and reporting such determination to the Board, provided, however, that the salary, bonus and other long-term incentive compensation will be subject to the approval of the Board. The Committee also reviews the outcome of the stockholder advisory vote on senior executive compensation when making future compensation decisions for executive officers. The Committee reviews with the CEO matters relating to management succession. The Committee’s Charter shall be posted on the Company’s website.

Composition: The Committee will be comprised of not less than three nor more than six of its independent and non-employee members. Such directors will meet the requirements for “independent” pursuant to the listing standards of the NYSE and shall meet the requirements for “disinterested independent directors” pursuant to Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

Meetings: The Committee will meet at least three times per year as determined by the Board.

Finance Committee

Purpose: The Committee’s purpose will be to review and monitor the financial structure of the Company to determine that it is consistent with the Company’s requirements for growth and fiscally sound operation.

Principal Responsibilities: The Committee will be responsible for the review and approval of (i) public offerings; (ii) debt and other financings; (iii) dividend policy and changes in the rate of dividend; and (iv) budget and long-range plans. In addition, the Committee will periodically review the Company’s activities with credit rating agencies, its policy governing approval levels for capital expenditures and funding thereof and its insurance programs. The Committee’s Charter shall be posted on the Company’s website.

Composition: The Committee will be comprised of not less than three nor more than six of its non-employee members.

Meetings: The Committee will meet at least two times per year as determined by the Board with special meetings called by the Board or the Committee as necessary.

Executive Committee

Principal Responsibilities: The Committee will act in the stead of the Board during intervals between Board meetings and may exercise all of the authority of the Board in the business and affairs of the Company, except where action by the full Board is specifically required. More specifically, the Committee will be responsible for advising and aiding the officers of the Company in all matters concerning its interests and the management of its business. When the Board is not in session, the Committee has and may exercise all the powers of the Board, so far as such may be delegated legally, with reference to the conduct of the business of the Company, except that the Committee will not take any action to amend the Restated Certificate of Incorporation or the Bylaws, to amend its Charter, to elect Directors to fill vacancies on the Board, to fix the compensation of Directors for service in any capacity, to fill vacancies on the Committee or change its membership, to elect or remove officers of the Company or to declare dividends. The Committee’s Charter shall be posted on the Company’s website.

Composition: The Committee will be comprised of not less than three directors, a majority of which shall be non-management and one of which shall be the Chairman of the Board. The Chairman of the Board shall serve as the Chairman of the Committee unless the Board elects a different director to serve as Chairman. In the absence of the Chairman of the Committee, the Lead Director of the Board will serve as Chairman of the meeting.

Meetings: The Committee will meet from time to time during the year, as needed.

Interaction with Management

Evaluation of the CEO

The Compensation Committee with input from the Board will annually review and approve corporate goals and objectives relevant to the CEO’s compensation, evaluate the CEO’s performance in light of such goals and objectives, and determine the CEO’s compensation level based on this evaluation and other relevant information. The Committee shall also review annually and determine the individual elements of total compensation of the CEO, including annual salary, annual bonus and long-term incentive compensation and report such determination to the Board, provided, however, that the annual salary, annual bonus and long-term incentive compensation shall be subject to the approval of the Board.

Succession Planning

The Board and the Compensation Committee share the responsibility for succession planning. The Committee shall maintain and review with the Board a list for the Board of potential successors to the CEO. The Chairman shall review management succession planning with the Compensation Committee on an annual basis, and provide a report to the Board.

Attendance at Board and Committee Meetings

The Chairman will routinely invite senior management to attend Board meetings. The Board or any Committee may request the presence of any Company employee at any Board or Committee meeting. In addition, the Chairman will invite such other managers and outside experts to the Board meetings in situations where such persons can aid the Board in its deliberations.

Access to Management

Directors will have complete access to management and management will be available to the Board with respect to any questions regarding Company issues.

Interpretation of Guidelines

These Guidelines provide a framework for governance of the Company and the Board. The Board recognizes that situations may dictate variations from the Guidelines in order to respond to business changes and the needs of the stockholders. In addition, the Guidelines shall be revised and updated from time-to-time. Accordingly, the Guidelines do not constitute invariable rules nor shall they preclude the Board from acting in variance thereto at any time in the future.

The Board endorses and supports the Company’s Core Values and Keys for Success:

Core Values
Integrity:
We believe integrity is the foundation of our individual and corporate actions that drives an organization of which we are proud.

•	We are a responsible corporate citizen committed to the health and safety of people, protection of the environment, and compliance with laws, regulations, and company policies.

•	We are honest, trustworthy, respectful and ethical in our actions.

•	We honor our commitments.

•	We are accountable for our actions, successes and failures.

Teamwork:
We believe teamwork leverages our individual strengths.

•	We are committed to common goals.

•	We expect everyone to actively participate on the BHI team.

•	We openly communicate up, down, and across the organization.

•	We value the diversity of our workforce.

•	We willingly share our resources.
Performance:
We believe performance excellence will drive the results that differentiate us from our competitors.

•	We focus on what is important.

•	We establish and communicate clear expectations.

•	We relentlessly pursue success.

•	We strive for flawless execution.

•	We work hard, celebrate our successes and learn from our failures.

•	We continuously look for new ways to improve our products, services and processes.
Learning:
We believe a learning environment is the way to achieve the full potential of each individual and the company.

•	We expect development throughout each individual’s career by a combination of individual and company commitment.

•	We learn from sharing past decisions and actions, both good and bad, to continuously improve performance.

•	We improve by benchmarking and adopting best practices.
Courage:
We believe courage empowers us to lead boldly and act decisively.

•	We stand for what is right and support others who do so.

•	We imagine and pursue new possibilities for our future.

•	We take ownership of challenges, even those that appear insurmountable.

•	We embrace change, both collectively and individually.

Keys to Success

People contributing at their full potential
Everyone can make a difference.

•	We understand our priorities and performance goals.

•	We drive to do our part every day.

•	We support new ideas and take appropriate risks.

•	We take action to find and correct problems.

•	We commend each other on a job well done.
Delivering unmatched value to our customers.

•	We make it easy for customers to do business with us.

•	We listen to our customers and understand their needs.

•	We plan ahead to deliver innovative, cost-effective solutions.

•	We are dedicated to safe, flawless execution and top quality results.
Being cost efficient in everything we do.

•	We maintain a competitive cost structure for the long-term.

•	We utilize shared services to control cost for the enterprise.

•	We seek the best value for Baker Hughes in our relationships with suppliers.

•	We ruthlessly eliminate waste without compromising safety or quality.
Employing our resources effectively.

•	We assign our people where they can make the biggest contribution.

•	We allocate our investments to leverage the best opportunities for Baker Hughes.

•	We handle company assets as if they were our own.

•	We manage our balance sheet to enhance return on investment.

Exhibit A

BAKER HUGHES INCORPORATED
GUIDELINES FOR
MEMBERSHIP ON THE BOARD OF DIRECTORS
(As Amended January 23, 2014)

These Guidelines set forth the policies of the Board of Directors (“Board”) of Baker Hughes Incorporated (“Company”) regarding Board membership. These Guidelines shall be implemented by the Governance and Health Safety and Environmental Committee of the Board (the “Committee”) with such modifications as it deems appropriate. The Committee will consider candidates based upon:

•	The size and existing composition of the Board

•	The number and qualifications of candidates

•	The benefit of continuity on the Board

•	The relevance of the candidate’s background and experience to current and foreseeable business of the Company.

Criteria for Selection
In filling director vacancies on the Board, the Committee will strive to:

A)	Recommend candidates for director positions who will help create a collective membership on the Board with varied experience and perspective and who:

i)	Have demonstrated leadership, and significant experience in an area of endeavor such as technology, business, finance, law, public service, banking or academia;

ii)	Comprehend the role of a public company director, particularly the fiduciary obligations owed to the Company and its stockholders;

iii)	Have relevant expertise and experience, and are able to offer advice and guidance based upon that expertise;

iv)	Have a substantive understanding of domestic considerations and geopolitics, especially those pertaining to the service sector of the oil and gas and energy related industries;

v)	Will dedicate sufficient time to Company business;

vi)	Exhibit integrity, sound business judgment and support for the Core Values of the Company;

vii)	Understand financial statements;

viii)	Are independent as defined by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange;

ix)
Support the ideals of the Company’s Business Code of Conduct and are not engaged in any activity adverse to, or do not serve on the board of another company whose interests are adverse to, or in conflict with the Company’s interests;

x)
Possess the ability to oversee, as a director, the affairs of the Company for the benefit of its stockholders while keeping in perspective the interests of the Company’s customers, employees and the public; and

xi)	Are able to exercise sound business judgment.

B)	Maintain a Board that reflects diversity, including but not limited to gender, ethnicity, background, country of citizenship and experience.

Age & Attendance

The Board will not nominate any person to serve as a director who has attained the age of 72. No director shall stand for re-election in any fiscal year in which a director fails to attend at least 66% of the meetings of the Board and any Committees of the Board on which the director serves. These provisions may be waived by the Board (excluding the affected director) if the Board determines that such waiver would be in the best interest of the Company and its stockholders.

Audit/Ethics Committee

The Committee believes that it is desirable that one or more members of the Company’s Audit/Ethics Committee possess those qualities and skills such that they qualify as an Audit Committee Financial Expert, as defined by SEC rules and regulations.

Significant Change in Occupation or Employment

A non-management director who has a significant change in occupation or retires from his or her principal employment or position will promptly notify the Committee. The Committee will consider such change in determining if it is in the best interests of the Company to nominate such person to stand for reelection as a director at the Company’s next Annual Meeting of Stockholders.

Board Review and Assessments

Each year the members of the Board will participate in a review and assessment of the Board and of each committee. In connection with such reviews, or at any other time, a director with concerns regarding the performance, attendance, potential conflicts of interest, or any other concern respecting any other director shall report such concerns to the Chairman of the Committee. The Chairman of the Committee, in consultation with such other directors as he or she deems appropriate will determine how such concerns should be investigated and reported to members of the Committee who are not the director in question (“Independent Non-Management Committee Members”). If the Independent Non-Management Committee Members conclude that the director is not fulfilling his or her duties, they will determine what actions should be taken. Such actions may include, without limitation, the Chairman of the Board, the lead director or another Board member discussing the situation with the director in question, identifying what steps are required to improve performance, or, if appropriate, requesting that the director resign from the Board.

Exhibit B
BAKER HUGHES INCORPORATED
Selection Process for
New Board of Directors
Candidates
(As Amended January 23, 2014)

Baker Hughes Incorporated (“Company”) has established the following process for the selection of new candidates for the Company’s Board of Directors (“Board”). The Board or the Company’s Governance and Health, Safety and Environmental Committee (the “Committee”) will evaluate candidates properly proposed by stockholders in the same manner as all other candidates.

1.	Chairman, CEO, the Committee, or other Board members identify a need to fill vacancies or add newly created directorships.

2.
Chairman of the Committee initiates search, working with staff support and seeking input from the Board members and senior management, and hiring a search firm or obtaining advice from legal or other advisors, if necessary.

3.
Candidates, including any candidates properly proposed by stockholders in accordance with the Company’s Bylaws, that satisfy criteria as described in the Company’s “Guidelines for Membership on the Board of Directors” or otherwise qualify for membership on the Board, are identified and presented to the Committee.

4.	Determine if the Committee members, Board members or senior management have a basis to initiate contact with preferred candidates; or if appropriate, utilize a search firm.

5.	Chairman, CEO and at least one member of the Committee interviews prospective candidate(s).

6.	Full Board to be kept informed of progress.

7.	The Committee meets to consider and approve final candidate(s) (conduct interviews as necessary).

8.	The Committee will propose to the full Board candidates for Board membership to fill vacancies, or to stand for election at the next Annual Meeting of Stockholders.

Exhibit C
BAKER HUGHES INCORPORATED
POLICY FOR DIRECTOR INDEPENDENCE,
AUDIT/ETHICS COMMITTEE MEMBERS
AND
AUDIT COMMITTEE FINANCIAL EXPERT
(As Amended January 23, 2014)

INDEPENDENCE

I.    Introduction
A member of the Board of Directors (“Board”) of Baker Hughes Incorporated (“Company”) shall be deemed independent pursuant to this Policy of the Board, only if the Board affirmatively determines that (1) such director meets the standards set forth in Section II below, and (2) the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). In making its determination, the Board shall broadly consider all relevant facts and circumstances. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others.
Each director of the Company’s Audit/Ethics Committee, Governance and Health, Safety and Environmental Committee (the “Governance and HS&E Committee”) and Compensation Committee must be independent. A director who is a member of the Company’s Audit/Ethics Committee is also required to meet the criteria set forth below in Section III. These standards shall be implemented by the Governance and HS&E Committee with such modifications as it deems appropriate.
II.    Standards for Director Independence

1.
A director who is an employee, or whose immediate family member is an executive officer, of the Company is not independent until three years after the end of such employment relationship. Employment as an interim Chairman or CEO shall not disqualify a director from being considered independent following that employment.

2.
A director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation. Compensation received by a director for former service as an interim Chairman or CEO need not be considered in determining independence under this test. Compensation received by an immediate family member for service as a non-executive employee of the Company need not be considered in determining independence under this test.

3.
A director who is affiliated with or employed by a present or former internal or external auditor of the Company is not “independent” until three years after the end of the affiliation or the employment or auditing relationship. A director, however, is still considered independent if the director’s immediate family member currently works for the company’s auditor, as long as the immediate family member is not a partner of the company’s auditor or is not personally involved (and has not been personally involved for the past three years) in the company’s audit.

4.
A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee is not “independent” until three years after the end of such service or the employment relationship.

5.
A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of the consolidated gross revenues of such other company employing such executive officer or employee, is not “independent” until three years after falling below such threshold. In applying this test, both the payments and the consolidated gross revenues to be measured shall be those reported in the last completed fiscal year. The look-back provision for this test applies solely to the financial relationship between the Company and the director or immediate family member’s current employer; the Company need not consider former employment of the director or immediate family member. Charitable organizations shall not be considered “companies” for purposes of this test, provided however that the Company shall disclose in its annual proxy statement any charitable contributions made by the Company to any charitable organization in which a director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year exceeded the greater of $1 million, or 2% of such charitable organization’s consolidated gross revenues.
III.    Standards for Audit/Ethics Committee Members

1.
A director who is a member of the Audit/Ethics Committee other than in his or her capacity as a member of the Audit/Ethics Committee, the Board, or any other Board committee, may not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary thereof, provided that, unless the rules of the NYSE provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service).

Indirect acceptance of compensatory payments includes: (1) payments to spouses, minor children or stepchildren, or children or stepchildren sharing a household with the member; or (2) payments accepted by an entity in which such member is a partner, member, officer such as a managing director occupying a comparable position or executive officer, or occupies a similar position and which provides accounting, consulting, legal, investment banking or financial advisory services to the Company.

2.
A director, who is a member of the Audit/Ethics Committee may not, other than in his or her capacity as a member of the Audit/Ethics Committee, the Board, or any other Board committee, be an affiliated person of the Company or any subsidiary thereof.

3.	A member of the Audit/Ethics Committee may not simultaneously serve on the audit committees of more than two other public companies in addition to the Company.

IV.    Definitions

An “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s household. When considering the application of the three-year period referred to in each of paragraphs II.1 through II.5 above, the Company need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.
The “Company” includes any subsidiary in a consolidated group with the Company.
AUDIT/ETHICS COMMITTEE FINANCIAL EXPERT QUALIFICATIONS
The Company believes that it is desirable that one or more members of the Audit/Ethics Committee possess such qualities and skills such that they qualify as an Audit Committee Financial Expert as defined by the Securities and Exchange Commission (“SEC”).
1.    The SEC rules define an Audit Committee Financial Expert as a director who has the following attributes:

(a)	An understanding of generally accepted accounting principles and financial statements;

(b)	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

(c)
Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(d)	An understanding of internal controls and procedures for financial reporting; and

(e)	An understanding of audit committee functions.

2.    Under SEC rules, a director must have acquired such attributes through any one or more of the following:

(a)
Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

(b)	Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

(c)	Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

(d)	Other relevant experience.

Exhibit D

BAKER HUGHES INCORPORATED
POLICY AND SUBMISSION PROCEDURES FOR
STOCKHOLDER RECOMMENDED
DIRECTOR CANDIDATES
(As Amended January 23, 2014)

The Governance and Health, Safety and Environmental Committee (the “Committee”) of Baker Hughes Incorporated (“Company”) has established a policy that it will consider director candidates recommended by stockholders. The Company’s Board of Directors (“Board”) or the Committee will evaluate candidates properly proposed by stockholders in the same manner as all other candidates. Any such recommendations should be communicated to the Chairman, Governance and Health, Safety and Environmental Committee of the Board of Directors, P.O. Box 4740, Houston, Texas 77210-4740 or to the Corporate Secretary, c/o Baker Hughes Incorporated, 2929 Allen Parkway, Suite 2100, Houston, Texas 77019-2118 and should be accompanied by the types of information as are required under the Company’s Bylaws for stockholder nominees.

In summary, the Company’s Bylaws provide in substance that:

1. Stockholder nominations shall be made pursuant to timely written notice (“a Nomination Notice”). To be timely, a Nomination Notice must be received by the Secretary not less than 120 days, nor more than 150 days, before the one-year anniversary of the date on which the Company’s proxy statement was released to stockholders in connection with the previous year's annual meeting of the stockholders.

2.
The Nomination Notice shall set forth (a) all information relating to the nominee as required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 or any successor regulation thereto (including such person's written consent to be named in the proxy statement as a nominee and to serve as a director if elected), (b) the nominee’s independence, any voting commitments and/or other obligations such person will be bound by as a director, and any material relationships between such person and (1) the nominating stockholder, or (2) the beneficial owner, if any, on whose behalf the nomination is made (each nominating party and each beneficial owner, a “nominating party”), including compensation and financial transactions, (c) the nominating party’s name and record address, (d) the class, series, and number of shares of the Company that are owned beneficially and of record, directly or indirectly, by each nominating party, (e) all other related ownership interests directly or indirectly owned beneficially by each nominating party, and (f) any interest of each nominating party in such nomination. At the request of the Board, any person nominated by the Board for election as a director shall furnish to the Corporate Secretary of the Company that information required to be set forth in a stockholder's Nomination Notice that pertains to the nominee.

The foregoing is a generalized summary and the specific requirements of the Bylaws shall control.

Exhibit E

BAKER HUGHES INCORPORATED
STOCKHOLDER COMMUNICATIONS
WITH THE
BOARD OF DIRECTORS
(As Amended January 23, 2014)

In order to provide the stockholders and other interested parties of Baker Hughes Incorporated (“Company”) with a direct and open line of communication to the Company’s Board of Directors (“Board”), the following procedures have been established for communications to the Board.

Stockholders and other interested persons may communicate with any member of the Board, including the Company’s Lead Director, the Chairman of any of the Company’s Governance and Health, Safety and Environmental Committee, Audit/Ethics Committee, Compensation Committee, Finance Committee or with the independent non-management directors of the Company as a group, by sending such written communication to the following address:

Corporate Secretary
c/o Baker Hughes Incorporated
2929 Allen Parkway, Suite 2100
Houston, TX 77019-2118

Stockholders desiring to make candidate recommendations for the Board may do so by submitting nominations to the Company’s Governance and Health, Safety and Environmental Committee, in accordance with the Company’s Bylaws and “Policy and Submission Procedures for Stockholder Recommended Director Candidates” addressed, as above, to the Corporate Secretary, or to:

Chairman, Governance and HS&E Committee of the Board of Directors
P.O. Box 4740
Houston, TX 77210-4740

Any written communications received by the Corporate Secretary will be forwarded to the appropriate directors.

Exhibit F

BAKER HUGHES INCORPORATED
PROCEDURES FOR THE RECEIPT, RETENTION AND
TREATMENT OF COMPLAINTS
(As Amended October 22, 2009)

Sarbanes-Oxley Act Section 301 Requirements

The Sarbanes-Oxley Act of 2002 (“SOX”) Section 301 requires that each audit committee establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and confidential, anonymous submissions by employees of the Company of concerns regarding questionable accounting or auditing matters.

Guidelines for Reporting

Complaints or concerns regarding accounting, internal accounting controls or auditing matters may be submitted by employees and/or third parties to the Business Help Line or the Chief Compliance Officer (“CCO”). Concerns received by the Business Help Line, which accepts anonymous submissions, are forwarded to the CCO. All complaints received by the CCO are reviewed and validated and a list of all such items will be provided to the Chairman of the Audit/Ethics Committee. The CCO has an affirmative duty to report all issues for which the CCO has credible evidence of a material or potential violation of any applicable securities laws, fiduciary duty, or similar violation to the Audit/Ethics Committee (“AEC”) in a timely manner. The CCO may bring any issue to the attention of the AEC if, in the CCO’s opinion, it is necessary and appropriate to inform the AEC.

When the CCO brings an issue to the AEC, the AEC and the CCO will collaboratively discuss the issue and agree to a course of action which may include an internal investigation involving one or more of the CCO, Corporate Security, Human Resources department, Operations, Internal Audit and outside counsel.

The CCO will maintain appropriate records for all issues presented to the AEC and provide updates. The CCO will retain issue related documentation in accordance with the Company’s record retention policy.

In the event that a complaint is received concerning the CCO, the complaint will be sent directly to the Chairman of the AEC. The Chairman of the AEC will decide the appropriate course of action.

Third party reporting procedures are posted on the Company’s Internet website in the Investor Relations-Compliance Section. The reporting protocol for employees is posted on the intranet within the Interchange-Legal Compliance site. In addition to the websites, the Company has a Business Help Line brochure.

No employee shall suffer retaliation in any form for reporting, in good faith, suspected violations of the Business Code of Conduct.

ANNEX B

BAKER HUGHES INCORPORATED

CHARTER OF THE
AUDIT/ETHICS COMMITTEE OF THE
BOARD OF DIRECTORS
(as amended and restated October 24, 2012)

The Board of Directors of Baker Hughes Incorporated (the “Company”) has heretofore constituted and established an Audit/Ethics Committee (the “Committee”) with authority, responsibility and specific duties as described in this Charter. It is intended that this Charter and the composition of the Committee comply with the rules of the New York Stock Exchange (the “NYSE”). This document replaces and supersedes in its entirety the previous Charter of the Committee adopted by the Board of Directors of the Company.

PURPOSE

The Committee's purpose is to assist the Board of Directors with oversight of: (i) the integrity of the Company's financial statements and financial reporting system, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications, independence and performance and (iv) the performance of the Company's internal audit function. The Committee shall also prepare the report of the Committee to be included in the Company's annual proxy statement, carry out the duties and responsibilities set forth in this Charter and conduct an annual self-evaluation.

COMPOSITION

The Committee and Chairman of the Committee shall be elected annually by the Board of Directors and are subject to removal pursuant to the terms of the Company's Bylaws. The Committee shall be comprised of not less than three non-employee Directors who are (i) independent (as defined by Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations thereunder and the NYSE) and (ii) financially literate (as interpreted by the Board of Directors in its business judgment). Such Committee members may not simultaneously serve on the audit committee of more than three public companies. At least one member of the Committee shall be an “audit committee financial expert,” as defined by the Securities and Exchange Commission (“SEC”). The audit committee financial expert must have: (i) an understanding of GAAP and financial statements; (ii) experience in the (a) preparation, auditing, analyzing or evaluating of financial statements of generally comparable issuers or supervising one or more persons engaged in such activities and (b) applying GAAP principles in connection with the accounting for estimates, accruals and reserves; (iii) an understanding of internal control over financial reporting; and (iv) an understanding of audit committee functions. The Committee may, if appropriate, delegate its authority to subcommittees.

If a member of the Committee ceases to be independent for reasons outside the member's reasonable control, his or her membership on the committee may, if so permitted under then applicable NYSE rules, continue until the earlier of the Company's next annual meeting of stockholders or one year from the occurrence of the event that caused the failure to qualify as independent.

PRINCIPAL RESPONSIBILITIES

The principal responsibilities of the Committee are: (i) to provide assistance to the Board of Directors in fulfilling its responsibility in matters relating to the accounting and reporting practices of the Company, the adequacy of the Company's internal controls over financial reporting and disclosure controls and procedures, and the quality and integrity of the financial statements of the Company; and (ii) to oversee the Company's compliance programs. The independent auditor is ultimately accountable to the Board of Directors and the Committee, as representatives of the Company's stockholders, and shall report directly to the Committee. The Committee has the ultimate authority and direct responsibility to select, appoint, evaluate, compensate and oversee the work, and, if necessary, terminate and replace the independent auditor (subject, if applicable, to stockholder ratification). The Committee shall have authority to conduct or authorize investigations into any matters within its scope of responsibilities.

The Committee shall have the authority to engage independent counsel and other advisors, as the Committee deems necessary to carry out its duties. The Committee shall have the sole authority to approve the fees paid to any independent advisor retained by the Committee, and the Company shall provide funding for such payments. In addition, the Company must provide funding for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee shall review the composition, expertise and availability of the Committee members on an annual basis. The Committee shall also perform a self-evaluation of the Committee and its activities on an annual basis.

The Committee shall meet in executive session at each regularly scheduled meeting, including separate, private meetings with the independent registered public accounting firm, corporate auditors, general counsel and compliance officer. The Committee shall also meet in executive session with such other employees as it deems necessary and appropriate.

This Charter is intended to be flexible so that the Committee is able to meet changing conditions. The Committee is authorized to take such further actions as are consistent with the following described responsibilities and to perform such other actions as applicable law, the NYSE, the Company's charter documents and/or the Board of Directors may require. To that end, the Committee shall review and reassess the adequacy of this Charter annually. Any proposed changes shall be put before the Board of Directors for its approval.

With regard to its audit responsibilities, the Committee shall:

•
Receive and review reports from the independent registered public accounting firm pursuant to the Sarbanes-Oxley Act of 2002 (“SOX”) and Section 10(A)(k) of the Exchange Act regarding: (i) all critical accounting policies and practices being used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, and the treatment preferred by the independent registered public accounting firm; and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unrecorded audit adjustments.

•
On an annual basis, receive and review formal written reports from the independent registered public accounting firm regarding the auditors' independence required by the Public Company Accounting Oversight Board (“PCAOB”) Ethics and Independence Rule 3526 “Communication with Audit Committees Concerning Independence.”, giving consideration to the range of audit and non-audit services performed by them and all their relationships with the Company, as well as a report describing the (i) independent registered public accounting firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review or peer review, of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities; within the preceding five years with respect to one or more independent audits carried out by the auditors; and (iii) any steps taken to deal with such issues. Conduct an active discussion with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors. Select the independent registered public accounting firm to be employed or discharged by the Company. Review and evaluate competence of partners and managers of the independent registered public accounting firm who lead the audit. As required by law, ensure the rotation of the lead audit partner having primary responsibility for the Company's audit and the audit partner responsible for reviewing the audit. Consider whether there should be a rotation of the independent registered public accounting firm. The Committee shall establish hiring policies for the Company of employees or former employees of the independent registered public accounting firm in accordance with the NYSE rules, SOX and as specified by the SEC and review and discuss with management and the independent registered public accounting firm any proposals for hiring any key member of the independent registered public accounting firm's team.

•
Prior to commencement of the annual audit, review with management, the corporate auditors and the independent registered public accounting firm the proposed scope of the audit plan and fees, including the areas of business to be examined, the personnel to be assigned to the audit, the procedures to be followed, special areas to be investigated, as well as the program for integration of the independent and internal audit efforts.

•
Review policies and procedures for the engagement of the independent registered public accounting firm to provide audit and non-audit services, giving due consideration to whether the independent auditor's performance of non-

audit services is compatible with the auditor's independence and review and pre-approve all audit and non-audit fees for such services, subject to the de minimus exception under SOX. With the exception of the annual audit, the Committee may delegate to a member of the Committee the authority to pre-approve all audit and non-audit services with any such decision presented to the full Committee at the next scheduled meeting.

•
Review with management and the independent registered public accounting firm the accounting and reporting policies and procedures that may be viewed as critical accounting estimates, any improvements, questions of choice and material changes in accounting policies and procedures, including interim accounting, as well as significant accounting, auditing and SEC pronouncements.

•
Review with management and the independent registered public accounting firm any financial reporting and disclosure issues, including material correcting adjustments and off-balance sheet financings and relationships, if any. Discuss significant judgment matters made in connection with the preparation of the Company's financial statements and ascertain that any significant disagreements among them have been satisfactorily resolved. Ascertain that no restrictions were placed by management on implementation of the independent or corporate auditors' examinations. Regularly scheduled executive sessions will be held for this purpose.

•
Review with management, the corporate auditors and the independent registered public accounting firm the results of (i) the annual audit prior to release of the audited financial statements in the Company's annual report on Form 10-K filed with the SEC, including a review of the MD&A section; and (ii) the quarterly financial statements prior to release in the Company's quarterly report on Form 10-Q filed with the SEC, including a review of the MD&A section. Have management review the Company's financial results with the Board of Directors.

•	Review and discuss with management and the independent registered public accounting firm management's report on internal control prior to the filing of the Company's annual report on Form 10-K.

•
Establish guidelines with respect to earnings releases and financial information and earnings guidance provided to analysts and rating agencies. The Committee may request a prior review of any annual or quarterly earnings release or earnings guidance and delegate to the Chairman of the Committee the authority to review any such earnings releases and guidance.

•
Review with the Board of Directors any issues that arise with respect to the quality or integrity of the Company's financial statements and financial reporting system, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent registered public accounting firm or the performance of the internal audit function.

•
Review guidelines and policies on enterprise risk management including risk assessment and risk management related to the Company's major financial and related information technology risk exposures and the steps management has taken to monitor and control such exposures.

•
Annually prepare an audit committee report for inclusion in the Company's proxy statement stating that the Committee has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (iii) received a formal written report from the independent registered public accounting firm concerning the auditors' independence required by the PCAOB's Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence” and has discussed with the independent accountant the independent accountant's independence; and (iv) based upon the review and discussion of the audited financial statements with both management and the independent registered public accounting firm, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

•	Cause the Charter to be included periodically in the proxy statement as required by applicable rules.

•	Review actions taken by management on the independent registered public accounting firm and corporate auditors' recommendations relating to organization, internal controls and operations.

•
Meet separately and periodically with management, the corporate auditors and the independent registered public accounting firm to review the responsibilities, budget and staffing of the Company's internal audit function, the effectiveness of the Company's internal controls, including computerized information systems controls, and security. Review the Company's annual internal audit plan, staffing and budget, and receive regular reports on their activities, including significant findings and management's actions. Review annually the audit of the travel and entertainment expenses of the Company's senior management. Review annually the audit of the travel expenses of the members of the Company's Board of Directors. At least every three years the Committee reviews the Corporate Audit Department Charter. At least every five years the Committee reviews the report received from a qualified, independent audit firm regarding its quality assurance review of the Company's internal audit function.

•
Review membership of the Company's “Disclosure Control and Internal Control Committee” (“DCIC”), the DCIC's scheduled activities and the DCIC's quarterly report. Review on an annual basis the DCIC Charter.

•
Receive reports from the CEO and CFO on any material weaknesses and significant deficiencies in the design or operation of certain internal controls over financial reporting and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

•	Review reports, media coverage and similar public information provided to analysts and rating agencies, as the Committee deems appropriate.

•
Establish formal procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters, and (iii) the protection of reporting employees from retaliation.

•
Annually review with the independent registered public accounting firm any audit problems or difficulties and management's response. The Committee must regularly review with the independent auditor any difficulties the auditor encountered in the course of the audit work, including any restrictions on the scope of the independent registered public accounting firm' activities or on access to requested information, and any significant disagreements with management. Among the items the Committee may want to review with the auditors are: any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement; and any “management” or “internal control” letter issued, or proposed to be issued, by the audit firm to the Company.

With regard to its compliance responsibilities, the Committee shall:

•
Review policies and procedures that the Company has implemented regarding compliance with applicable federal, state and local laws and regulations, including the Company's Business Code of Conduct and its Foreign Corrupt Practices Act policies. Monitor the effectiveness of these policies and procedures for compliance with the U.S. Federal Sentencing Guidelines, as amended, and institute any changes or revisions to such policies and procedures may be deemed, warranted or necessary.

•
Review in conjunction with counsel (i) any legal matters that could have significant impact on the organization's financial statements; (ii) correspondence and material inquiries received from regulators or governmental agencies; and (iii) all matters relating to the ethics of the Company and its subsidiaries.

•
Coordinate the Company's compliance with inquiries from any government officials concerning legal compliance in the areas covered by the Business Code of Conduct and the Foreign Corrupt Practices Act policy.

•	Review the Company's compliance with its environmental policy on an annual basis.

•	Respond to such other duties as may be assigned to the Committee, from time to time, by the Board of Directors.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits; those are the responsibilities of the independent registered public accounting firm. Further, it is not the Committee's responsibility to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles; those are the responsibilities of management. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations or with Company policies.

MEETINGS

The Committee will meet at least five times per year as determined by the Board of Directors. Special meetings may be called, as needed, by the Chairman of the Board of Directors or the Chairman of the Committee. The Committee may create subcommittees who shall report to the Committee. The Committee may ask employees, the independent registered public accounting firm, corporate auditors or others whose advice and counsel the Committee deems relevant to attend meetings and provide information to the Committee. The Committee will be available to the independent registered public accounting firm and the corporate auditors of the Company. All meetings of the Committee will be held pursuant to the Bylaws of the Company and written minutes of each meeting will be duly filed in the Company records. Reports of meetings of the Committee shall be made to the Board of Directors at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board of Directors approved by the Committee.

BAKER HUGHES INCORPORATED
2929 ALLEN PARKWAY
STE 2100
HOUSTON, TX 77019-2182

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following nominees:

1. Election of Directors	For	Against	Abstain
1a Larry D. Brady	☐	☐	☐
1b Gregory D. Brenneman	☐	☐	☐
1c Clarence P. Cazalot, Jr	☐	☐	☐
1d Martin S. Craighead	☐	☐	☐
1e William H. Easter, III	☐	☐	☐
1f Lynn L. Elsenhans	☐	☐	☐
1g Anthony G. Fernandes	☐	☐	☐
1h Claire W. Gargalli	☐	☐	☐
1i Pierre H. Jungels	☐	☐	☐
1j James A. Lash	☐	☐	☐
1k J. Larry Nichols	☐	☐	☐
1l James W. Stewart	☐	☐	☐
1m Charles L. Watson	☐	☐	☐

For address change/comments, mark here. ☐
(see reverse for instructions)

The Board of Directors recommends you vote FOR proposals 2 and 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000239010_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .

BAKER HUGHES INCORPORATED
Annual Meeting of Stockholders
May 14, 2015 8:00 AM CDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Martin S. Craighead and Alan R. Crain, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of BAKER HUGHES INCORPORATED that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 08:00 AM, CDT on May 14, 2015, at 2727 Allen Parkway, Wortham Meeting Room #2, Houston, Texas 77019, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000239010_2 R1.0.0.51160